UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to ss. 240.14a-12

                        Pioneer Natural Resources Company
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         --------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         --------------------------------------------------------------

     (5) Total fee paid:
         --------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any  part of the fee is offset as  provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                    Suite 200
                               Irving, Texas 75039


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:

     Notice is hereby given that the Annual Meeting of Stockholders of Pioneer Natural Resources Company (the "Company") will be held in the Hudson Room at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Boulevard, Irving, Texas 75039, on Wednesday, May 16, 2007, at 9:00 a.m. Central Time (the "Annual Meeting"). The Annual Meeting is being held for the following purposes:

       1.   To elect four Class I directors, each for a term of three years.

       2. To ratify the selection of Ernst & Young LLP as the auditors of the the Company for the current year.

       3. To consider and vote upon a proposal to approve the Company's Amended and Restated Employee Stock Purchase Plan, which will extend the termination date of the plan from December 31, 2007 to December 31, 2017.

       4. To transact such other business as may properly come before the Annual Meeting.

     These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 22, 2007.

                             YOUR VOTE IS IMPORTANT

     Please date, sign and return the enclosed Proxy promptly so that your shares may be voted in accordance with your wishes and so we may have a quorum at the Annual Meeting. Instead of returning the paper proxy, you may vote by internet or phone by following the instructions on your Proxy.


                                           By Order of the Board of Directors,


                                             /s/ Mark H. Kleinman
                                           ------------------------------------
                                           Mark H. Kleinman
                                           Secretary

Irving, Texas
April 4, 2007

                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                    Suite 200
                               Irving, Texas 75039


                                 PROXY STATEMENT

                       2007 ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors of the Company requests your Proxy for the Annual Meeting of Stockholders that will be held Wednesday, May 16, 2007, at 9:00 a.m. Central Time, in the Hudson Room at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Boulevard, Irving, Texas 75039. By granting the Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper Proxy, such as the accompanying Proxy or the Internet Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by delivering to the Secretary of the Company a written notice of the revocation, by signing and delivering to the Secretary of the Company a Proxy with a later date, or by submitting your vote electronically through the internet or by phone after the grant of the Proxy. Your attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Secretary of the Company before the Proxy is exercised or unless you vote your shares in person at the Annual Meeting.

                           DELIVERY OF PROXY MATERIALS

Mailing Date

     The approximate date on which this Proxy Statement and accompanying Notice of Annual Meeting of Stockholders and Proxy are first being sent or given to stockholders is April 4, 2007.

Stockholders Sharing an Address

     Registered Stockholders. Registered stockholders (the stockholder owns shares in his, her or its own name on the books of the Company's transfer agent) who share the same address will be delivered one Proxy Statement and one 2006 Annual Report.

     Street name Stockholders. Most banks and brokers are delivering only one copy of the Proxy Statement and the 2006 Annual Report to consenting street name stockholders (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent) who share the same address. This procedure reduces the Company's printing and distribution costs. Those who wish to receive separate copies may do so by contacting their bank or broker. Similarly, most street name stockholders who are receiving multiple copies of the Proxy Statement and 2006 Annual Report at a single address may request that only a single set of materials be sent to them in the future by contacting their bank or broker. In the alternative, most street name stockholders may give instructions to receive separate copies or discontinue multiple mailings of materials by contacting the third party that mails annual meeting materials for most banks and brokers by writing to Householding Department, ADP, 51 Mercedes Way, Edgewood, New York 11717, or telephoning (800) 542-1061. The instructions must include the name of the stockholder's brokerage firm and account number.

Electronic Delivery Option

     Instead of receiving future copies of the proxy materials by mail, registered stockholders may elect to view future proxy materials on the internet by following the instructions provided when voting by internet or phone. Street name stockholders may also have the opportunity to view copies of the proxy materials electronically. Those who opt to do so may contact their bank or broker regarding the availability of this service. Opting to view proxy materials online will save the Company the cost of producing and mailing documents to stockholders and provides immediate access to the information. The Notice of Annual Meeting of Stockholders, Proxy Statement and other proxy materials are also available on the Company's website at www.pxd.com. Neither the Company website nor any other website included in this Proxy Statement is intended to function as a hyperlink, and the information contained on such websites is not a part of this Proxy Statement.

                                QUORUM AND VOTING

     Voting Stock. The Company's common stock, par value $.01 per share, is the only class of securities that entitles holders to vote generally at meetings of the Company's stockholders. Each share of common stock outstanding on the record date is entitled to one vote.

     Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 22, 2007. As of the record date, 123,386,066 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

     Quorum and Adjournments. The presence, in person or by Proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If a quorum is not present, the stockholders entitled to vote who are present in person or by Proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Vote Required. Directors will be elected by a plurality of the votes present and entitled to be voted at the Annual Meeting. Ratification of the selection of the Company's auditors will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Approval of the Company's Amended and Restated Employee Stock Purchase Plan will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of auditors and approval of the Company's Amended and Restated Employee Stock Purchase Plan, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposals, and broker non-votes will not be included in the number of shares voting and therefore will have no effect on the outcome of the voting.

     Default Voting. A Proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and return a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

     o FOR the election of the four persons named in this Proxy Statement as the Board of Directors' nominees for election as Class I directors.

     o FOR the ratification of the selection of Ernst & Young LLP as the Company's auditors for 2007.

     o FOR the approval of the Company's Amended and Restated Employee Stock Purchase Plan.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

PARTICIPANTS IN THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

     Participants in the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the "401(k) Plan") who have shares of common stock credited to their plan account as of the record date will have the right to direct the 401(k) Plan trustee regarding how to vote those shares. The trustee will vote the shares in a participant's 401(k) Plan account in accordance with the participant's instructions or, if no instructions are received prior to May 11, 2007, the shares credited to that participant's account will be voted by the trustee in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their 401(k) Plan account will not be disclosed to the Company.

If a participant holds common stock outside of the 401(k) Plan, the participant will also receive a Proxy relating to those shares, which must be voted separately.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

     The Board of Directors has nominated the following individuals for election as Class I Directors of the Company with their terms to expire in 2010 when their successors are elected and qualified:

                               R. Hartwell Gardner
                                 Linda K. Lawson
                                 Frank A. Risch
                                 Mark S. Sexton

     Messrs. Gardner, Risch and Sexton and Mrs. Lawson are currently serving as Directors of the Company. Their biographical information is contained in the "Directors and Executive Officers" section below.

     The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

     The Board of Directors unanimously recommends that stockholders vote FOR the election of each of the nominees.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Company are, and after the Annual Meeting, assuming the stockholders elect the nominees of the Board of Directors as set forth in "Item One - Election of Directors" above, the Board of Directors of the Company will be:

Name                         Age                   Position
----                         ---                   --------
Scott D. Sheffield.......    54    Chairman of the Board of Directors and Chief
                                   Executive Officer
Timothy L. Dove..........    50    President and Chief Operating Officer
A. R. Alameddine.........    59    Executive Vice President, Worldwide
                                   Negotiations
Mark S. Berg   ..........    48    Executive Vice President, General Counsel
                                   and Assistant Secretary
Chris J. Cheatwood.......    46    Executive Vice President, Worldwide
                                   Exploration
Richard P. Dealy.........    41    Executive Vice President and Chief Financial
                                   Officer
William F. Hannes........    47    Executive Vice President, Worldwide Business
                                   Development
Danny L. Kellum..........    52    Executive Vice President, Domestic Operations
Darin G. Holderness......    43    Vice President, Chief Accounting Officer and
                                   Assistant Secretary
James R. Baroffio........    75    Director
Edison C. Buchanan.......    52    Director
R. Hartwell Gardner......    72    Director
Linda K. Lawson..........    61    Director
Andrew D. Lundquist......    46    Director
Charles E. Ramsey, Jr....    70    Director
Frank A. Risch ..........    64    Director
Mark S. Sexton ..........    51    Director
Robert A. Solberg........    61    Director
Jim A. Watson  ..........    68    Director

     The Company has classified its Board of Directors into three classes. Directors in each class are elected to serve for three-year terms and until either they are reelected or their successors are elected and qualified. Each year, the directors of one class stand for reelection as their terms of office expire. Messrs. Gardner, Risch and Sexton and Mrs. Lawson are designated as Class I Directors and their terms of office expire at the Annual Meeting.
Messrs. Baroffio, Buchanan, Sheffield and Watson are designated as Class II Directors and their terms of office expire in 2008. Messrs. Lundquist, Ramsey and Solberg are designated as Class III Directors and their terms of office expire in 2009.

     Executive officers serve at the discretion of the Board of Directors.

     Set forth below is biographical information about each of the Company's executive officers and directors named above.

     Scott D. Sheffield. Mr. Sheffield, a distinguished graduate of The University of Texas with a Bachelor of Science degree in Petroleum Engineering, has held the position of Chief Executive Officer since August 1997. He was President of the Company from August 1997 to November 2004, and assumed the position of Chairman of the Board of Directors in August 1999. He was the Chairman of the Board of Directors and Chief Executive Officer of Parker & Parsley Petroleum Company ("Parker & Parsley") from October 1990 until the Company was formed in August 1997. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. Mr. Sheffield served as Vice President - Engineering of PPDC from September 1981 until April 1985, when he was elected President and a Director. In March 1989, Mr. Sheffield was elected Chairman of the Board of
Directors  and  Chief  Executive  Officer  of PPDC.  Before  joining  PPDC,  Mr.
Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove was elected President and Chief Operating Officer in November 2004. Prior to that, Mr. Dove held the positions of Executive Vice President and Chief Financial Officer from February 2000 to November 2004 and Executive Vice President - Business Development from August 1997 to January 2000. Mr. Dove joined Parker & Parsley in May 1994 as Vice President - International and was promoted to Senior Vice President - Business Development in October 1996, in which position he served until August 1997. Before joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development. Mr. Dove earned a Bachelor of Science degree in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his Master of Business Administration in 1981 from the University of Chicago.

     A. R. Alameddine. Mr. Alameddine was elected Executive Vice President - Worldwide Negotiations in November 2005. Mr. Alameddine joined Parker & Parsley (a predecessor of the Company) in July 1997 as Vice President of Domestic Business Development, and continued to serve the Company in this capacity after the Company's formation in August 1997 until he was promoted to Executive Vice President - Worldwide Business Development in November 2003. Prior to joining Parker & Parsley, Mr. Alameddine spent 26 years with Mobil Exploration and
Production Company ("Mobil"). At the time of his departure from Mobil, Mr. Alameddine was the Acquisition, Trade and Sales Manager, a position he had held since 1990. Prior to 1990, Mr. Alameddine held several managerial positions in the acquisition and sales group as well as in the reservoir engineering department. A native of Lebanon, Mr. Alameddine joined Mobil as an Operations Engineer following his graduation from Louisiana State University in 1971 with a Bachelor of Science degree in Petroleum Engineering.

     Mark S. Berg.  Mr. Berg was elected  Executive  Vice  President and General
Counsel in April 2005. Prior to that, Mr. Berg served as Executive Vice President, General Counsel and Secretary of American General Corporation, a Fortune 200 diversified financial services company, from 1997 through 2002. Subsequent to the sale of American General to American International Group, Inc., Mr. Berg joined Hanover Compressor Company as Senior Vice President, General Counsel and Secretary. He served in that capacity from May of 2002 through April of 2004. Mr. Berg began his career in 1983 with the Houston-based law firm of Vinson & Elkins L.L.P. He was a partner with the firm from 1990 through 1997. Mr. Berg graduated Magna Cum Laude and Phi Beta Kappa with a Bachelor of Arts degree from Tulane University in 1980. He earned his Juris Doctorate with honors from the University of Texas Law School in 1983.

     Chris J. Cheatwood. Mr. Cheatwood was elected Executive Vice President - Worldwide Exploration in January 2002. Mr. Cheatwood joined the Company in August 1997 and was promoted to Vice President - Domestic Exploration in July 1998 and Senior Vice President - Exploration in December 2000. Before joining the Company, Mr. Cheatwood spent ten years with Exxon Corporation where his focus included exploration in the Deepwater Gulf of Mexico. Mr. Cheatwood is a graduate of the University of Oklahoma with a Bachelor of Science degree in Geology and earned his Master of Science degree in Geology from the University of Tulsa.

     Richard P. Dealy. Mr. Dealy was elected Executive Vice President and Chief Financial Officer in November 2004. Prior to that time, Mr. Dealy held positions of Vice President and Chief Accounting Officer from February 1998 and Vice President and Controller from August 1997 to January 1998. Mr. Dealy joined Parker & Parsley in July 1992 and was promoted to Vice President and Controller in 1995, in which position he served until August 1997. He is a Certified Public Accountant, and prior to joining Parker & Parsley, he was employed by KPMG LLP. Mr. Dealy graduated with honors from Eastern New Mexico University with a Bachelor of Business Administration degree in Accounting and Finance.

     William F. Hannes. Mr. Hannes was elected Executive Vice President - Worldwide Business Development in November 2005. Mr. Hannes joined Parker & Parsley (a predecessor of the Company) in July 1997 as Director of Business Development, and continued to serve the Company in this capacity after the Company's formation in August 1997 until he was promoted to Vice President - Engineering and Development in June 2001. Prior to joining Parker & Parsley, Mr.

Hannes held engineering positions with Mobil and Superior Oil. He graduated from Texas A&M University in 1981 with a Bachelor of Science degree in Petroleum Engineering.

     Danny L. Kellum. Mr. Kellum, who received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1979, was elected Executive Vice President - Domestic Operations in May 2000. From January 2000 until May 2000, Mr. Kellum served as Vice President - Domestic Operations. Mr. Kellum served as Vice President - Permian Division from August 1997 until December 1999. From 1989 until 1994 he served as Spraberry District Manager and as Vice President of the Spraberry and Permian Division for Parker & Parsley until August 1997. Mr. Kellum joined Parker & Parsley as an operations engineer in 1981 after a brief career with Mobil Oil Corporation.

     Darin G. Holderness. Mr. Holderness graduated with a Bachelor of Business Administration in Accounting from Boise State University in 1986. In December 2004, he was elected Vice President and Chief Accounting Officer of the Company. He previously served as Chief Financial Officer and various other positions of Basic Energy Services from March 2004 to November 2004. Earlier in his career, he served as Vice President - Controller and various other positions with Pure Resources, Inc. and predecessor entities from January 1998 to February 2004. From January 1996 to December 1997, he served as Manager of Financial Reporting for Aquila Gas Pipeline Corporation. From June 1986 to December 1995 he was employed by KPMG LLP as a Senior Manager and various other positions.

     James R. Baroffio. Dr. Baroffio received a Bachelor of Arts degree in Geology at the College of Wooster, Ohio, a Master of Science in Geology at Ohio State University, and a Ph.D. in Geology and Civil Engineering at the University of Illinois. Before becoming a Director of the Company in December 1997, Dr. Baroffio enjoyed a long career with Chevron Oil Corporation where he served as President, Chevron Research and Technology Center and Vice President of Exploration and eventually retired as President of Chevron Canada Resources in 1994. Dr. Baroffio was Chairman of the U.S. National Committee of the World Petroleum Congress and is a Trustee Associate of the AAPG Foundation. His community leadership positions included Chairman of the Pacific Symphony of California and a Director of the Nature Conservancy of Canada, as well as serving as President of the Alberta Nature Conservancy.

     Edison C. Buchanan. Mr. Buchanan received a Bachelor of Science degree in Civil Engineering from Tulane University in 1977 and a Master of Business Administration in Finance and International Business from Columbia University Graduate School of Business in 1981. From 1981 to 1997, Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in their New York and Dallas offices. In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group. In 2000, Mr. Buchanan became Managing Director and head of the domestic Real Estate Investment Banking Group of Credit Suisse First Boston. In 2001, Mr. Buchanan began working for The Trust for Public Land, a land conservation organization, in Santa Fe, New Mexico. Mr. Buchanan became a Director of the Company in 2002. Since 2004, Mr. Buchanan has also served on the Board of Directors of MFA Mortgage Investments, Inc.

     R. Hartwell Gardner. Mr. Gardner became a Director of the Company in August 1997. He served as a Director of Parker & Parsley from November 1995 until August 1997. Mr. Gardner graduated from Colgate University with a Bachelor of Arts degree in Economics and then earned a Master of Business Administration from Harvard University. Until October 1, 1995, Mr. Gardner was the Treasurer of Mobil Oil Corporation and Mobil Corporation from 1974 and 1976, respectively. Mr. Gardner is a member of Financial Executives International where he served as Chairman in 1986 and1987 and is a Director and Chairman of the Investment
Committee of Oil Investment Corporation Ltd. and Oil Casualty Investment Corporation Ltd. in Hamilton, Bermuda.

     Linda K. Lawson. Mrs. Lawson holds a Bachelor of Science degree in Accounting from the University of Denver. Mrs. Lawson was employed by business units of The Williams Companies, as well as the parent organization from 1980 to her retirement in 2001. During her tenure she served in a variety of capacities including accounting and finance positions of the parent, and Controller of a

Federal Energy Regulatory Commission regulated energy business unit, Vice President of Investor Relations, Vice President of Human Resources, and as Chief Operating Officer of several telecommunication start-up businesses. She is a Certified Public Accountant. She serves on the Strategic Planning and Funding Committee for the School of Accountancy at the University of Denver, where she is also an adjunct instructor, and she serves on several outdoor recreational non-profit Denver organizations and is a board member of the Center for Corporate Excellence, a non-profit organization engaged in the pursuit and improvement of corporate ethics and governance. Mrs. Lawson became a Director of the Company in 2002.

     Andrew D. Lundquist. Mr. Lundquist received a Bachelor of Science degree from the University of Alaska and a Juris Doctorate from Catholic University Columbus School of Law. He joined the Company's Board of Directors in September 2004, in accordance with the terms of the Company's merger with Evergreen Resources, Inc. after having served as an independent director on the Board of Directors of Evergreen Resources, Inc. since November 2002. During 2001, Mr. Lundquist served as the Director of The White House National Energy Policy Development Group, which directed the cabinet-level task force created by the President and headed by the Vice President that produced the President's National Energy Policy. At that same time, he also served as Senior Advisor to the President and Vice President on energy issues. Mr. Lundquist was the
Majority Staff Director of the U.S. Senate Energy and Natural Resources Committee from 1998 to 2001. Since March 2002, Mr. Lundquist has served as the Managing Partner of Lundquist, Nethercutt & Griles, LLC, a Washington, D.C.-based consulting firm that provides analytic and strategic advice to senior executives of corporations. Mr. Lundquist also serves as Director of Coeur d'Alene Mines Corporation, a company engaged in the operation, ownership, development and exploration of silver and gold mining property.

     Charles E. Ramsey, Jr. Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration. Mr. Ramsey has served as a Director of the Company since August 1997. Mr. Ramsey served as a Director of Parker & Parsley from October 1991 until August 1997. Since October 1991, he has operated an independent management and financial consulting firm. From June 1958 until June 1986, Mr. Ramsey held various engineering and management positions in the oil and gas industry and, for six years before October 1991, was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. in its Dallas, Texas office. His industry experience includes 12 years of senior management experience with May Petroleum Inc. in the positions of President, Chief Executive Officer and Executive Vice President. Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation.

     Frank A. Risch. Mr. Risch earned a Bachelor of Science degree in business administration in 1964 from Pennsylvania State University and a Master of Science degree in industrial administration in 1966 from Carnegie Mellon University. After joining Exxon Corporation in 1966 as a financial analyst, he held various positions in finance, planning and marketing with Exxon and its operating affiliates in the U.S. and abroad for nearly 38 years. Mr. Risch retired as Vice President and Treasurer of Exxon Mobil Corporation in June 2004 and was appointed to the Company's Board of Directors in August 2005. He serves on the Business Board of Advisors of the Tepper School of Business at Carnegie Mellon University. He is active in civic and community organizations, serving as Chairman of the Finance Committee and Treasurer of the Dallas Theater Center and as a member of the Board of Directors of Dallas CASA (Court Appointed Special Advocates). Mr. Risch is also a member of the Financial Executives Institute, the World Affairs Council of Greater Dallas and the Dallas Committee on Foreign Relations.

     Mark S. Sexton. Mr. Sexton is the Chairman and Chief Executive Officer of Evergreen Energy Inc. (formerly known as KFx, Inc.), which offers combined energy, environmental and economic solutions to coal-fired power generating facilities and industrial coal users in the United States and internationally. Mr. Sexton graduated from Stanford University in 1978 with a Bachelor of Science degree in mechanical engineering and is registered as a professional engineer in Colorado. He joined the Company's Board of Directors in September 2004, in accordance with the terms of the Company's merger with Evergreen Resources, Inc. (which is not affiliated with Mr. Sexton's present employer, Evergreen Energy,

Inc.). Mr. Sexton was employed in various technical, financial and management positions with Amoco Production Company, Norwest Bank and energy companies specifically targeting coal bed methane development until he joined Evergreen Resources, Inc. in 1989 where he initially managed its daily operating activities. Before Evergreen Resources, Inc. merged with the Company in September 2004, Mr. Sexton served as a director from March 1995, its President and its Chief Executive Officer from June 1995 and Chairman of the Board of Directors from 1999. Mr. Sexton is a past president of the Colorado Oil & Gas Association, a board member of the Independent Petroleum Association of America, an executive committee member of the Independent Petroleum Association of Mountain States and a member of the Society of Petroleum Engineers.

     Robert A. Solberg. Mr. Solberg earned a Bachelor of Science in Civil Engineering from the University of North Dakota in 1969, and is a licensed Petroleum Engineer. Mr. Solberg spent over three decades working for Texaco Inc. throughout the world. He served his last ten years as a Corporate Vice President with several management roles including President of International Exploration and Production and President of Upstream Commercial Development. He elected to retire in 2002 and joined the Company's Board of Directors in 2002. He continues to live in Houston, Texas with a focus on investment management and business consultation. Mr. Solberg serves as an outside Director and non-executive Chairman of JDR Cable Systems, Ltd., a privately owned British company. Since December of 2005, Mr. Solberg has served as Chairman of the Board of Directors for Scorpion Offshore Ltd, a Bermuda based corporation that owns and operates offshore drilling rigs. He also enjoys a history of civic leadership and serves on the University of North Dakota Alumni Association Board with a director role on their investment committee.

     Jim A. Watson. Mr. Watson became a Director of the Company in September 2004. He earned a Bachelor of Arts degree from the University of Texas in 1962 and graduated, with honors, from The University of Texas School of Law in 1964. Mr. Watson has served as Senior Counsel for the law firm of Carrington, Coleman, Sloman, & Blumenthal, L.L.P. in Dallas, Texas since June 2003. Before then, he was a partner at the law firm of Vinson & Elkins L.L.P. in Dallas, Texas. From 1987 to 1995, he held the position of Adjunct Professor at The University of Texas School of Law and from 2000 to 2004, Mr. Watson was Chairman of the Advisory Board of the Clement Center for Southwestern Studies at Southern Methodist University. Since 1989, Mr. Watson has been included in The Best Lawyers in America.

                      MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors of the Company held sixteen meetings during 2006, and its independent directors met in executive session four times during 2006. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served.

     The Board of Directors has three standing committees: the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee.

     Audit Committee. Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report", included herein, and the "Audit Committee Charter" that is posted on the Company's website at www.pxd.com. The members of the Audit Committee are Messrs. Gardner (Chairman), Risch, Solberg and Watson and Mrs. Lawson. The Audit Committee held seven meetings during 2006.

     Compensation and Management Development Committee. Responsibilities of the Compensation and Management Development Committee (the "Compensation Committee"), which are discussed in detail in its charter that is posted on the Company's website at www.pxd.com, include among other duties, the responsibility to:

    o periodically review the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company,

    o approve the annual salaries, bonuses and share-based awards paid to the Company's executive officers,
    o periodically review and recommend to the full Board of Directors total compensation for each non-employee director for services as a member of the Board of Directors and its committees,
    o  administer the Company's equity plans, and
    o  oversee the Company's succession planning.

     The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company's management, independent consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine.

     The Vice President, Administration and Risk Management of the Company, or such other officer as may from time to time be designated by the Compensation Committee, acts as management liaison to the Compensation Committee and works with the Compensation Committee chairperson to prepare an agenda for regularly scheduled meetings. The Compensation Committee chairperson makes the final decision regarding the agenda for regularly scheduled meetings and develops the agenda for special meetings based on the information supplied by the persons requesting the special meeting. The Company's Chief Executive Officer (the "CEO") makes recommendations to the Compensation Committee regarding the compensation of other executive officers and provides information to the Compensation Committee regarding the executive officers' performance; however, the Compensation Committee makes all final decisions regarding the executive officers' compensation.

     The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or officer compensation. The Compensation Committee has sole authority to approve the consultant's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. During 2006, the Compensation Committee engaged the services of Mercer Human Resource Consulting ("Mercer"). Among the services Mercer was asked to perform were apprising the Compensation Committee of compensation-related trends, developments in the marketplace and industry best practices; informing the Compensation Committee of compensation-related regulatory developments; providing peer group survey data to establish compensation ranges for the various elements of compensation; providing an evaluation of the competitiveness of the Company's executive compensation and benefits programs; assessing the relationship between executive pay and performance; and advising on the design of the Company's incentive compensation programs, including metric selection and target setting and the design of the Company's performance unit award program.

     The members of the Compensation Committee are Messrs. Buchanan (Chairman), Baroffio, Lundquist and Ramsey. The Compensation Committee held ten meetings during 2006.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in evaluating potential new members of the Board of Directors, recommending committee members and structure, and advising the Board of Directors about corporate governance practices. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in "Corporate Governance" included herein, and the "Nominating and Corporate Governance Committee Charter" that is posted on the Company's website at www.pxd.com. The members of the Nominating and Corporate Governance Committee include all non-employee directors. The Nominating and Corporate Governance Committee held four meetings during 2006.

                                    ITEM TWO

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the independent auditors of the Company for 2007. Ernst & Young LLP have audited the Company's consolidated financial statements since 1998. The 2006 audit of the Company's annual consolidated financial statements and effectiveness of internal control over financial reporting was completed on February 19, 2007.

     The Board of Directors is submitting the selection of Ernst & Young LLP for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board of Directors and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board of Directors and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider the selection of that firm as the Company's auditors.

     The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company's auditors. The stockholders' ratification of the appointment of Ernst & Young LLP does not limit the authority of the Audit Committee to change auditors at any time.

     Audit Fees. The aggregate fees of Ernst & Young LLP for professional services rendered for the audits of the Company's annual consolidated financial statements included in its Annual Report on Form 10-K, audit of the Company's internal control over financial reporting, reviews of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q and reviews of the Company's other filings with the Securities and Exchange Commission (the "SEC"), including comfort letters, consents and other research work necessary to comply with generally accepted auditing standards for the years ended December 31, 2006 and 2005 were $1,876,000 and $1,371,000, respectively.

     Audit-Related Fees. The aggregate fees of Ernst & Young LLP for audit-related services provided to the Company totaled $113,000 and $46,000 during each of the years ended December 31, 2006 and 2005, respectively. Audit-related services were comprised of audits of the Company's 401(k) Plan and certain affiliated partnerships and subsidiaries, and related out-of-pocket expenses.

     Tax Services Fees. The aggregate fees of Ernst & Young LLP for tax services provided to the Company totaled $101,000 and $49,000 during the years ended December 31, 2006 and 2005, respectively. Tax services were primarily comprised of tax return preparation and review services for expatriates and the Company's international subsidiaries and consultation on various tax issues.

     Other Fees. The aggregate fees of Ernst & Young LLP for other services provided to the Company during the years ended December 31, 2006 and 2005 totaled $6,000 and $6,500, respectively. The other services were comprised of access to Ernst & Young LLP's on-line research services.

     The Charter of the Company's Audit Committee requires that the Audit Committee review and pre-approve the plan and scope of Ernst & Young LLP's audit, audit-related, tax and other services. During 2006, the Audit Committee pre-approved 100 percent of the services described above under the captions "Audit Fees", "Audit-Related Fees," "Tax Services Fees" and "Other Fees."

     The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

     The audit report of Ernst & Young LLP on the Company's annual consolidated financial statements for 2006, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope. The audit report of Ernst & Young LLP on management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2006, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope.

     In connection with the audits of the Company's annual consolidated financial statements for 2006, 2005 and 2004, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of such independent auditors, would have caused such independent accountants to make reference to the matter in their audit report.

     The Board of Directors unanimously recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP as the auditors of the Company for 2007.

                                   ITEM THREE

          APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

     There will be presented at the Annual Meeting a proposal to approve the Pioneer Natural Resources Company Amended and Restated Employee Stock Purchase Plan, effective as of September 1, 2007 (the "Plan"). This amendment and restatement will extend the termination date of the Plan from December 31, 2007 to December 31, 2017. The amendment and restatement of the Plan will not increase the number of shares authorized for issuance under the Plan. The description set forth below represents a summary of the principal terms and conditions of the Plan and does not purport to be complete. Such description is qualified in its entirety by reference to the Plan document, a copy of which has been filed with the SEC as Appendix A to this Proxy Statement.

General

     The Plan was originally adopted by the Company's Board of Directors and approved by the stockholders of the Company on August 7, 1997, and a total of 750,000 shares of common stock (the "Plan Shares") were reserved for issuance under the Plan at that time. The Plan was later amended and restated, effective as of December 9, 2005. The term of the Plan is set to expire on December 31, 2007. As of August 31, 2006 (the ending date of the last completed Option Period (as defined below) under the Plan), 280,473 Plan Shares had been issued, and 469,527 Plan Shares were available for future awards under the Plan.

     The Company now desires to amend and restate the Plan, contingent on stockholder approval, effective as of September 1, 2007. This amendment and restatement will not increase the number of Plan Shares authorized for issuance under the Plan. Instead, in addition to effectuating certain other modifications to the Plan, this amendment and restatement will extend the term of the Plan until December 31, 2017, so that the Plan Shares that remain available may be used in connection with the grant of future awards under the Plan. The Plan Shares that remain available for future grants under the Plan as of the September 1, 2007, effective date will equal the difference between (1) 750,000 shares and (2) the sum of (A) 280,473 shares (the shares already issued pursuant to the Plan), and (B) the number of shares issued pursuant to the current Option Period (which began on January 1, 2007, and ends on August 31, 2007). Based on the significant motivational and performance benefits that are achieved from employee ownership of the Company's common stock, the Company believes that it is important to continue making grants under the Plan by utilizing Plan Shares, the issuance of which has been previously approved by stockholders. Absent stockholder approval of this amendment and restatement, the current Option Period will continue in accordance with the terms of the Plan but no further Option Periods will commence under the Plan.

Purpose

     The purpose of the Plan is to provide employees of the Company with an opportunity to purchase common stock of the Company at a discount through payroll deductions and to align the interests of Company employees with those of stockholders. The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Consequences" below.

Administration

     The Plan is administered by a committee (the "Plan Committee") appointed by the Board of Directors. All questions of interpretation of the Plan are determined by the Plan Committee, whose decisions are final and binding upon all participants.

Eligibility

     All employees (other than officers) of the Company and of each present or future parent or subsidiary corporation of the Company, within the meaning of sections 424(e) and (f) of the Code, other than a foreign parent or subsidiary corporation whose participation has not been approved by the Board of Directors, who have been employed for at least six (6) months prior to the applicable Date of Grant (as defined below) and who are customarily employed at least twenty
(20) hours per week and at least five (5) months per year are eligible to participate in the Plan, subject to certain limitations imposed by section 423(b) of the Code (an "Eligible Employee"). A participant who withdraws from the Plan during an Option Period (as defined below) will be eligible to again participate in the Plan in a subsequent Option Period, provided the participant is otherwise an Eligible Employee at that time.

Offering Dates

     The Company offers Eligible Employees the option to purchase shares of common stock under the Plan. Except as otherwise determined by the Plan
Committee, these options are granted on January 1 of each year (a "Date of Grant"). The term of each option granted under the Plan is for a period of eight
(8) months, beginning on the Date of Grant and ending on the following August 31 (a "Date of Exercise") (each such eight (8) month period is herein referred to as an "Option Period").

Purchase Price

     The purchase price per share at which shares of common stock are sold under the Plan is an amount equal to the lesser of (i) 85 percent of the fair market value of the common stock on the Date of Exercise or (ii) 85 percent of the fair market value of the common stock on the Date of Grant (the "Purchase Price"). The fair market value of a share of common stock on a given date is the last reported sale price, regular way, on the composite tape of the New York Stock Exchange (the "NYSE") on that day.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares of common stock to be purchased under the Plan is accumulated by payroll deductions during each Option Period. For each participant, these payroll deductions may not exceed: (i) 15 percent of the amount of eligible compensation (which is generally defined in the Plan to include all wages, salary, commissions and bonuses) from which the deduction is made, or (ii) an amount which will result in noncompliance with the limitations described below in the section entitled "Purchase of Stock; Exercise of Option." Additionally, a deduction for any payroll period may not be in an amount less than $20.00. Such payroll deductions are credited to a book entry account established for each participant. An employee may, pursuant to certain limitations, discontinue participation in the Plan, but may not otherwise increase or decrease the rate of payroll deductions during any Option Period. If approved by the Plan Committee, (i) a participant may continue payroll deductions during a paid leave of absence, or (ii) a participant on an unpaid leave of absence may continue participation in the Plan by making cash payments on the participant's normal pay days equal to the participant's payroll deductions.

Purchase of Stock; Exercise of Option

     The maximum number of shares placed under option to a participant in any Option Period cannot exceed the lesser of (i) 1,000 shares, and (ii) the number determined by dividing (A) the amount of payroll deductions during the Option Period (including any carryover amounts from the preceding Option Period and any cash payments made by the participant during an unpaid leave of absence) by (B) the Purchase Price, excluding all fractions. Unless a participant withdraws from the Plan, the participant's option for the purchase of shares is exercised automatically on each Date of Exercise for the maximum number of whole shares at the applicable price. As soon as practicable following the end of each Option Period, the Company deposits in each participant's brokerage account the number of whole shares of common stock purchased for such Option Period. Shares of common stock purchased under the Plan are uncertificated and evidenced by book entry in the brokerage accounts unless a certificate is requested by a participant in writing. Any balance remaining in a participant's account following the exercise of the participant's option in an Option Period is, at the Company's election, either carried over to the next Option Period or refunded to the participant.

     Notwithstanding the foregoing, no Eligible Employee is granted an option to purchase shares of common stock under the Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of the Company or its subsidiaries, nor is any Eligible Employee granted an option which would permit the employee to purchase, pursuant to the Plan, more than $25,000 worth of common stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

Withdrawal

     Any participant may withdraw in whole from the Plan (i) at any time prior to 30 days before the Date of Exercise relating to a particular Option Period, or (ii) for a subsequent Option Period, by giving a notice of withdrawal to the Company at least 30 days prior to the beginning of such Option Period. Partial withdrawals are not permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal on a form prepared by the Plan Committee. The Company, promptly following the time when the notice of withdrawal is delivered, refunds to the participant the amount of the cash balance in his account under the Plan. Thereafter, the participant's payroll deduction authorization and the participant's interest in unexercised options under the Plan terminates automatically and without any further act on the participant's part.

Capital Changes

     Whenever any change is made in the common stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combinations, reclassification of shares, or other similar change, appropriate action is taken by the Plan Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Plan.

Nonassignability

     Each option is assignable or transferable only by will or by the laws of descent and distribution and is exercisable during the optionee's lifetime only by the optionee. The Company will not recognize and is under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option, and any such attempt may be treated by the Company as an election to withdraw from the Plan.

Amendment and Termination of the Plan

     The Board of Directors, in its discretion, may terminate the Plan at any time with respect to any shares for which options have not been granted. The Board of Directors has the right to alter or amend the Plan or any part thereof from time to time without the approval of the stockholders of the Company; provided, that no change in any option granted may be made that would impair the rights of the participant without the consent of such participant; and provided, further, that the Plan Committee may not make any alteration or amendment that would increase the aggregate number of shares that may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of individuals eligible to receive options under the Plan, cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan, without the approval of the stockholders of the Company. The current termination date of the Plan is December 31, 2007, and if the amendment and restatement of the Plan is approved by the stockholders at the Annual Meeting, the termination date of the Plan will be extended to December 31, 2017.

Federal Income Tax Consequences

     The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income is taxable to a participant at the time of grant of the option or purchase of the shares. Upon disposition of the shares, the participant is generally subject to tax in an amount that is determined based upon the participant's holding period. If the shares have been held by the participant for more than two years after the Date of Grant, the lesser of (A) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price or (B) the excess of the fair market value of the shares at the Date of Grant over the Purchase Price is treated as ordinary income, and any further gain or loss is treated as long-term capital gain or loss. If the shares are disposed of before the expiration of this two year holding period, the excess of the fair market value of the shares on the Date of Exercise over the Purchase Price is treated as ordinary income, and any further gain or loss on such disposition is long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from the Date of Grant.

     The foregoing brief summary of the effect of federal income taxation upon the participants in the Company with respect to the purchase of shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country that may apply.

Employee Stock Purchase Plan Benefit Table

     As of the date of this Proxy Statement, no employee of the Company has subscribed for or purchased any shares under the Plan for delivery after December 31, 2007, the current termination date. Directors and officers are not eligible to participate in the existing Plan, and will not be eligible to participate in the amended and restated Plan, if approved. The following table sets forth the number of Plan Shares purchased and the dollar value of the benefit received by those employees participating in the existing Plan in 2006:

                                Groups                           Number of Shares    Value of Benefit (1)
                                                                 ----------------   --------------------
All Executive Officers as a Group                                              --        $            --
Non-Executive Director Group                                                   --                     --
Non-Executive Officer Employee Group (approximately 500 persons)           43,879             274,682.54
                                                                           ------        ---------------
Total                                                                      43,879        $    274,682.54
                                                                           ======        ===============

-----------
(1) Represents the product of (i) the number of shares purchased times (ii) the difference between the Purchase Price of $35.45 and $41.71, the closing price of the Company's common stock on August 31, 2006, the Date of Exercise.

     If the Plan submitted to stockholders is not approved by stockholders at the Annual Meeting, no shares will be sold under the Plan after its expiration on December 31, 2007.

     The Board of Directors unanimously recommends that stockholders vote FOR the approval of the Pioneer Natural Resources Company Amended and Restated Employee Stock Purchase Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides certain information about the Company's equity compensation plans as of December 31, 2006:

                                                                                           Number of Securities
                                                  Number of                               Remaining Available for
                                                Securities to                              Future Issuance Under
                                                  be Issued                                 Equity Compensation
                                                Upon Exercise    Weighted Average            Plans (Excluding
                                               of Outstanding    Exercise Price of      Securities Reflected in the
                                                 Options (1)     Outstanding Options         First Column) (2)
                                               --------------    -------------------    ---------------------------
Equity Compensation Plans Approved by
Security Holders (3):
   Pioneer Natural Resources Company:
     2006 Long-Term Incentive Plan                         --                     --                      4,525,451
     Long-Term Incentive Plan (adopted 1997)        1,464,609                 $20.99                             --
     Employee Stock Purchase Plan                          --                     --                        469,527
   Predecessor plans                                  136,886                 $14.39                             --
                                                    ---------                                             ---------
                                                    1,601,495                                             4,994,978
                                                    =========                                             =========

-----------
(1) There are no outstanding warrants or equity rights awarded under the Company's equity compensation plans. The securities do not include restricted stock awarded under the Company's Long-Term Incentive Plan (adopted 1997) and the 2006 Long-Term Incentive Plan.
(2) In May 2006, the stockholders of the Company approved the 2006 Long-Term Incentive Plan, which provides for the issuance of up to 4.6 million shares of common stock. No additional awards may be made under the prior Long-Term Incentive Plan. The number of remaining securities available for future issuance under the Company's Employee Stock Purchase Plan is based on the original authorized issuance of 750,000 shares less 280,473 cumulative shares issued through December 31, 2006. The Company expects to issue to participants approximately 54,000 shares of common stock under the Employee Stock Purchase Plan during the current Option Period, assuming a purchase price of 85 percent of the fair market value of the common stock on the Date of Grant (if the fair market value on the Date of Exercise is lower, the Purchase Price will be lower and more shares will be issued).
(3)  All equity compensation plans have been approved by security holders.

                                  COMPENSATION

Compensation of Directors

                        2006 DIRECTOR COMPENSATION TABLE

     The table below summarizes the compensation paid by the Company to non-employee directors during 2006:

         Name            Fees Earned or   Stock Awards (1), (2)      All Other          Total
                          Paid in Cash        (3) and (4)         Compensation (5)
                               ($)                 ($)                   ($)             ($)
         (a)                   (b)                 (c)                   (g)             (h)
----------------------   --------------   ---------------------   ----------------   -----------
James R. Baroffio            $   62,515              $   73,333          $     601    $  136,449
Edison C. Buchanan           $       57              $  131,389          $     957    $  132,403
R. Hartwell Gardner          $       31              $  144,722          $   2,817    $  147,570
Linda K. Lawson              $   62,515              $   73,333          $       -    $  135,848
Andrew D. Lundquist          $   30,015              $   88,889          $   7,062    $  125,966
Charles E. Ramsey, Jr.       $       31              $  143,611          $       -    $  143,642
Frank A. Risch               $   64,390              $  115,000          $     657    $  180,047
Mark S. Sexton               $   55,015              $   73,333          $  41,255    $  169,603
Robert A. Solberg            $   28,805              $  118,333          $     978    $  148,116
Jim A. Watson                $   62,515              $  115,000          $       -    $  177,515
James L. Houghton (6)        $   14,375              $    5,003          $       -    $   19,378
Jerry P. Jones (6)           $   45,625              $   20,000          $   1,671    $   67,296

-----------
(1) Stock awards represent director compensation attributable to stock awards for director services provided to the Company during the year ended December 31, 2006, determined in accordance with the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment" ("SFAS 123(R)").
(2) The grant-date fair values of stock awards granted to directors during 2006 were as follows: (i) for Messrs. Baroffio, Lundquist, Risch, Sexton and Watson and Mrs. Lawson, $79,985; (ii) for Mr. Buchanan, $142,443; (iii) for Messrs. Gardner and Ramsey, $154,969; and (iv) for Mr. Solberg, $147,445.
(3) Aggregate director stock awards for which restrictions had not lapsed as of December 31, 2006, totaled (i) 1,871 shares for Messrs. Baroffio, Lundquist and Sexton and Mrs. Lawson, (ii) 2,601 shares for Mr. Buchanan, (iii) 2,748 shares for Messrs. Gardner and Ramsey; (iv) 3,907 shares for Mr. Risch; (v) 2,660 shares for Mr. Solberg; and (vi) 3,126 shares for Mr. Watson. In accordance with director elections, shares for which vesting services had been performed but for which share issuance has been deferred totaled (i) 3,705 shares for Mr. Buchanan, (ii) 4,181 shares for Mr. Gardner, (iii)
     2,908 shares for Mr. Lundquist and (iv) 4,181 shares for Mr. Ramsey as of December 31, 2006.
(4) Aggregate vested options to purchase the Company's common stock that remained unexercised by directors as of December 31, 2006 totaled (i) 10,000 options for Mr. Baroffio; (ii) 16,236 options for Mr. Gardner; (iii) 10,000 options for Mr. Ramsey; and (iv) 9,000 options for Mr. Houghton.
(5) All other compensation includes travel and entertainment costs of directors' spouses, and also includes cash consideration payable to the Messrs. Lundquist and Sexton in the amount of $5,744 and $41,255, respectively, in connection with the Company's 2004 merger with Evergreen Resources, Inc., which consideration was deferred in accordance with the terms of the merger until the exercise of certain Evergreen stock options assumed by the Company.
(6) Mr. Houghton retired from the Board in December 2005 and Mr. Jones retired from the Board in May 2006.

     The Board of Directors believes providing competitive compensation is necessary to attract and retain qualified non-employee directors. The Board of Directors believes that the compensation package should require a significant portion of the total compensation package to be equity-based to align the interests of the directors and the Company's stockholders, but should also allow each director the flexibility to choose to receive a portion of the director's compensation in cash.

     The elements of compensation for the Company's non-employee directors for the 2006-2007 director year, which runs from the annual meeting of 2006 to the annual meeting of 2007, are as follows:

     o Each non-employee director receives an annual base retainer fee of $50,000 and an annual fee of $10,000 for service on one or more committees.
     o Each non-employee director receives an annual equity award of $80,000 in restricted stock units, which vests one year following the date of the award.
     o   Audit Committee members receive an additional $7,500 annual fee.
     o The geosciences specialist on the Board of Directors receives an additional $7,500 annual fee.
     o   The lead director receives an additional $15,000 annual fee.
     o The chairman of the Audit Committee receives an additional $7,500 annual fee.
     o The chairman of the Compensation Committee receives an additional $2,500 annual fee.

     Additionally, each non-employee director is provided information technology support by the Company and is also reimbursed for travel expenses to attend meetings of the Board of Directors or its committees, travel and entertainment expenses for each director's spouse who is invited to accompany directors to meetings of the Board of Directors, director education, seminars and trade publications. No additional fees are paid for attendance at Board of Directors or committee meetings. The Company's CEO does not receive additional compensation for serving on the Board of Directors.

     Under this compensation program, non-employee directors are eligible to receive their fees in the form of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units. The Company can use these awards instead of cash to pay its non-employee directors all or part of their annual fees. The Board of Directors determines the form (or combination of forms) of compensation each year, based on the economic and other circumstances at the time of award and based on its view of which awards will best align the interests of the stockholders and the Board of Directors. For the 2006-2007 director year, the non-employee directors could choose to be compensated for their annual directors' fees in (i) 100 percent cash, (ii) 100 percent restricted stock units ("RSU") or (iii) a 50/50 combination thereof. The restricted stock units received in payment of annual directors' fees vest quarterly on a pro rata basis during the director year. The price used to calculate the number of restricted stock units granted with respect to both the annual equity award and any fees that a director chooses to receive in restricted stock units is based on the closing stock price on the day prior to the Company's annual meeting of stockholders.

     Each non-employee director, upon commencement of initial service as a director, receives $150,000 in restricted stock units. Directors who served on the board of directors of a company that was acquired or merged into the Company and joined the Company's Board of Directors as a result of the acquisition or merger are not eligible for this award. The price used to calculate the number of restricted stock units granted is based on the closing stock price on the day prior to the day the director is elected to serve on the Board of Directors. The shares granted are subject to vesting and transfer restrictions that lapse with respect to one-third of the shares each year following the grant over a three-year period. Retirement before the third anniversary of the grant results in pro rata vesting based on the number of quarterly meetings remaining in the three-year vesting period.

     The vesting of ownership and the lapse of transfer restrictions on restricted stock units to non-employee directors is accelerated in the event of the death or disability of the director or a change in control of the Company.

     To support the Company's commitment to significant stock ownership, the Company has established an ownership guideline that non-employee directors own stock with a value equal to at least five times each director's annual base retainer fee. The non-employee directors have three years after joining the Board of Directors to meet this guideline. All non-employee directors are in compliance with this ownership guideline.

Compensation of Executive Officers

                      COMPENSATION DISCUSSION AND ANALYSIS

Overview

     Successful execution of the Company's strategic plan is predicated on attracting and retaining a talented and highly motivated executive team. Unwanted turnover among the Company's key executives can be very costly to stockholders. Therefore, the Company's executive compensation program has been designed to support its long-term strategic objectives, as well as address the realities of the competitive market for talent.

Compensation Principles

     The Company's executive compensation program has been designed to provide a total compensation package that allows the Company to attract, retain and motivate executives necessary to capably manage the Company's business. The Company's executive compensation program is guided by several key principles:

     o   To be fair to both the executive and the Company;
     o To provide total compensation opportunities at levels that are competitive for comparable positions at companies with whom the Company competes for talent;
     o To provide financial incentives to the Company's executives to achieve key financial and operational objectives set by the Board of Directors;
     o To provide an appropriate mix of fixed and variable pay components to establish a "pay-for-performance" oriented compensation program;
     o To provide compensation that takes into consideration the education, training and knowledge that is specific to each job and the unique qualities the individual brings to the job; and
     o To recognize an executive's commitment and dedication in the performance of the job and to support the Company's culture.

Establishing the Executive Compensation Program

     The Company's executive compensation program takes into consideration the marketplace for the individuals that the Company wishes to attract, retain and motivate; the Company's past practices; and the talents that each individual executive brings to the Company.

     Role of the Compensation and Management Development Committee. The Compensation Committee administers the Company's executive compensation program. The Compensation Committee establishes the Company's overall compensation strategy to ensure that the Company's executives are rewarded appropriately and that executive compensation supports the Company's business strategy and objectives. In discharging its duties, the Compensation Committee annually approves specific corporate goals and objectives relative to Mr. Sheffield's compensation; reviews Mr. Sheffield's performance in meeting these corporate goals and objectives; and determines the individual elements of his total compensation and benefits. Prior to finalizing compensation for Mr. Sheffield, the Compensation Committee reviews its intentions with the other independent directors and receives their input. Mr. Sheffield makes recommendations to the Compensation Committee regarding the compensation of the named executive officers listed on the "Summary Compensation Table" that follows this discussion (the "NEOs"), and provides information to the Compensation Committee regarding the NEOs' performance; however, the Compensation Committee makes all final decisions regarding the NEOs' compensation.

     The Compensation Committee utilizes tally sheets to review each executive's total compensation and potential payouts in the event of a change in control and for various terminating events as a check to determine if the compensation plan design is meeting the Compensation Committee's objectives. The Company has never, subsequent to the award or payment of compensation, restated or adjusted the performance measures upon which the awards or payments were based and, as such, the Compensation Committee has not developed a policy regarding the adjustment or recovery of awards or payments under these conditions.

     A  further   description  of  the  duties  and   responsibilities   of  the
Compensation Committee can be found in "Meetings and Committees of Directors - Compensation and Management Development Committee."

     Role of the Compensation Consultant. The Compensation Committee has retained Mercer as an outside advisor to provide information and objective advice regarding executive compensation. All of the decisions with respect to the Company's executive compensation, however, are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by Mercer. Mercer may, from time to time, contact the Company's executive officers for information necessary to fulfill its assignment and may make reports and presentations to and on behalf of the Compensation Committee that the Company's executive officers also receive.

     Role of Executives. The Company's Administration and Human Resources Departments assist the Compensation Committee and Mercer in gathering the information needed for their respective reviews of the Company's executive compensation program. This assistance includes assembling requested compensation data for the NEOs. The Compensation Committee also reviews the recommendations of the Company's CEO with respect to the compensation of the other NEOs.

     Benchmarking. In conjunction with Mercer, the Compensation Committee periodically benchmarks the competitiveness of its compensation programs to determine how well actual compensation levels compare to overall philosophy and competitive markets. The peer group generally consists of independent oil and gas exploration companies having similar asset, revenue and capital investment profiles as the Company. The Compensation Committee believes that these metrics are appropriate for determining peers because they provide a reasonable point of reference for comparing like positions and scope of responsibility. The Compensation Committee seeks to construct a peer group with roughly equal numbers of companies that are larger than and smaller than the Company. Following the Company's divestiture of significant assets in early 2006, the peer group was modified from the 2005 peer group, which included companies of greater revenue scope, to include the following companies for 2006: Chesapeake Energy Corporation, Cimarex Energy Co., EOG Resources, Inc., Kerr-McGee
Corporation, Newfield Exploration Company, Noble Energy, Inc., Plains Exploration and Production Company, Pogo Producing Company, Quicksilver Resources Inc., Range Resources Corporation and XTO Energy Inc.

     In addition, in order to accurately reflect the competitive market for executive talent, survey data for similar positions at other similarly-sized energy companies, with a focus on oil and gas exploration, are analyzed to develop a broader market point of reference. Surveys reviewed were published by leading human resource organizations, including Mercer. These surveys cover approximately 20 to 70 companies per positional match.

     The Company's benchmarking consists of all components of direct compensation, including base salary, annual incentive bonus and long-term incentives. Information gathered from the proxy statements of the peer group for the Company's CEO and other NEOs and Mercer's proprietary databases are reviewed as part of the benchmarking effort. Given the changing nature of the Company's industry, the actual companies used in the benchmarking process will vary from year to year, and the Compensation Committee intends to review the peer group each year and make changes if appropriate.

Elements of the Company's Compensation Program

     Components of Compensation. There are four main components of the Company's executive compensation program:

     o   Base salary;
     o   Annual cash incentives;
     o   Long-term equity incentives; and
     o   Other compensation, including perquisites and retirement benefits.

     The Compensation Committee considers each of these components within the context of a total rewards framework. The proportion of compensation allocated to each of these components is generally designed to be consistent with competitive practices among exploration and production companies and the markets in which the Company competes for executive talent. The Compensation Committee believes that the appropriate balance of these components will align the interests of executives with the Company's stockholders and facilitate the creation of value for stockholders.

     In making executive compensation decisions, the Company is guided by the compensation philosophy described above. The Compensation Committee also considers historical compensation levels, competitive pay practices at the companies in the Company's peer group and the relative compensation levels of the named executive officers among that group. The Compensation Committee views the executives below the CEO level as a team with diverse duties, but with similar authority and responsibility and factors this team approach into determining pay decisions for this group. The Company may also consider industry conditions, industry life cycle, corporate performance as compared to internal goals as well as to the peer group and the overall effectiveness of the Company's compensation program in achieving desired results.

     Balance of Compensation Components. The Company's program offers the NEOs the opportunity to receive base pay at the median of the market and total compensation that is above or below target, depending upon the achievement of performance hurdles in the annual incentive plan and the long-term incentive plan. As a result, the compensation program is designed to pay executives at the median of the market for target performance, significantly above the median in times of superior performance and significantly below the median in times of poor performance.

     In addition, the Company believes that as an executive's leadership role expands and the associated scope, duties and responsibilities increase, a greater portion of the executive's total compensation should be variable and performance-driven and have a longer-term emphasis.

     The following sections describe in greater detail each of the components of the Company's executive compensation program, why they were selected, and how the amounts of each element were determined for 2006.

Base Salary

     Base salary is designed to compensate the NEOs in part for their roles and responsibilities, and to provide a stable and fixed level of compensation that serves as a retention tool throughout the executive's career. In determining base salaries, the Company considers each executive's role and responsibility, unique skills and future potential with the Company, along with salary levels for similar positions in the Company's competitive market and internal pay equity.

     The Company's compensation philosophy is to target base salaries at the market median for each NEO.

     In general, base salary represents approximately 20 percent to 25 percent of the NEO's overall compensation package, assuming that the Company is at target performance levels for its incentive programs.

Annual Cash Incentives

Overview

     The annual incentive bonus program is designed to recognize and reward the NEOs with cash payments based on both the individual executive's performance and the Company's success in achieving its preset financial metrics for the year.

     Target award levels are set as a percent of an executive's base salary. Overall, the targets are set at the median of the Company's competitive market. These target award levels are reviewed periodically by the Board of Directors and for 2006, the target awards for the Company's NEOs ranged from 65 percent to 100 percent of base salary.

     The Company's annual incentives are predicated on internal performance metrics that drive the Company's success rather than the achievement of goals measured relative to peer company performance. The Compensation Committee views these goals as being aligned with the Company's publicly disclosed operating and financial targets and although it considers the goals challenging, it believes that they are achievable if the Company's expectations as to industry, Company and individual performance are realized. The Compensation Committee also establishes certain non-financial objectives that vary by NEO depending on the NEO's area of responsibility. Since the Company's culture is focused on teamwork and communication, the NEO's achievement of the individual goals is also based on the Compensation Committee's evaluation of the NEO's individual leadership of their departments and reporting groups and on the contribution made by the NEO to the senior management leadership team and to the Company's success in achieving its annual goals.

     In evaluating performance against the goals and objectives, the Company does not employ a formula or weighting of the goals, but rather subjectively evaluates performance in light of oil and gas industry fundamentals and assesses how effectively management adapts to changing industry conditions and opportunities during the year. In determining the actual annual incentive bonus payouts, the Compensation Committee also takes into consideration expected annual incentive bonus payouts within the oil and gas industry. On average, the target annual incentive award values currently represent about 20 percent of the total compensation package.

Current Framework

     Working with management, the Compensation Committee established the 2006 performance metrics and a goal or goal range for each metric. The metrics represented many of the operating and financial measures critical to the success of exploration and production companies and therefore supported the Compensation Committee's philosophy that the compensation package reflect overall corporate performance.

       The 2006 performance metrics and goals or goal ranges were as follows:

                  Metric                                    Goal
                  ------                                    ----

Production (barrel of oil equivalent ("BOE"))    32,000,000 - 35,000,000
Operating Costs ($/BOE)
         Base                                    $7.50 - $8.50
         Total Operating Cost                    $11.00 - $12.00
Safety and Environmental                         Subjective
G&A Overhead ($/BOE)                             $3.75 - $4.25
Debt                                             $1,100,000,000 - $1,400,000,000
Debt/EBITDAX (1)                                 Less than 2.5 times
Debt/Book                                        Less than 30%
Finding Cost ($/BOE) (2)                         $15.00 - $20.00
Reserve Replacement Percentage (3)               Greater than 250%
Return on Equity                                 10% - 15%

------------
(1) "EBITDAX" represents earnings before depletion, depreciation and amortization expense; impairment of long-lived assets; exploration and abandonments; hurricane activity; accretion of discount on asset retirement obligations; interest expense; income taxes; gain or loss on the disposition of assets; loss on extinguishment of debt; effects from discontinued operations; commodity hedge related activity; stock-based compensation; amortization of deferred revenue; and other noncash items.
(2) "Finding Costs" is determined by dividing total costs incurred by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place and extensions and discoveries . Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
(3) "Reserve Replacement" is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place and extensions and discoveries divided by annual production of oil, natural gas liquids and natural gas, on a BOE basis.

     The Company did not establish a specific net asset value metric, but the Compensation Committee reviewed with management the Company's net asset value per share calculation to understand how value was increased or decreased during 2006. Changes in net asset value are important in the Compensation Committee's overall assessment of the Company's performance and one of the key factors in the Compensation Committee's discretionary determination of final annual incentive bonus awards.

     The Compensation Committee also established for 2006 individual non-financial objectives for each NEO based on the operational, project-oriented and other goals that the Compensation Committee, working with Mr. Sheffield, determined to be critical to the performance of the NEO's area of responsibility.

     In February 2007, the Compensation Committee reviewed the Company's 2006 performance relative to internal metrics against the peers and evaluated the individual performance of each NEO. Based on this performance review, the Compensation Committee set the base level of 2006 annual incentive bonus payouts at 110 percent of target for the NEOs, excluding Mr. Sheffield and Mr. Dove. Individual awards were then adjusted from the base level based on the performance of that individual. For Mr. Sheffield and Mr. Dove, the Compensation Committee also reviewed the Company's stock price performance for calendar year 2006. Based on that review, Mr. Sheffield and Mr. Dove were awarded annual incentive bonuses at target levels.

Long-Term Equity Incentives

Overview

     The Company's long-term incentive awards are used to link Company performance and increases in stockholder value to the total compensation for the Company's NEOs. These awards are also key components of the Company's ability to attract and retain the Company's key NEOs. Over the past several years, the Company modified its approach to long-term incentive awards from solely stock options to a combination of stock options and restricted stock and finally to an approach beginning in 2004 that included only restricted stock. For 2007, in order to more closely align the interests of the NEOs with stockholders, the Company made grants in both restricted stock and performance units under a new performance unit program (See "2007 Long-Term Incentive Program" below for additional details).

     The target award levels are set by the Board of Directors and expressed as a percentage of base salary for each NEO. Targets are intended to be at the median of the Company's peer group, consistent with the Company's overall philosophy. Grant levels in any given year may deviate on a discretionary basis from the median of the market based on measuring the Company's performance against internal metrics, total shareholder return ("TSR") compared to a peer group and individual performance. The Compensation Committee also considers the competitive environment for experienced oil and gas executives and the retention value of long-term incentive awards. The Compensation Committee generally does not consider the size or current value of prior long-term incentive awards in determining future award levels because prior awards are considered as only one component of a total compensation package determined in the year awarded to be competitive and appropriate.

     The annualized value of the awards to the Company's NEOs is intended to be the largest component of the Company's overall compensation package. On average, and assuming performance is at target, these awards currently represent approximately 55 percent to 60 percent of the total compensation package, consistent with the Company's emphasis on linking executive pay to stockholder value.

     Restricted stock awards to executive officers vest on a three-year cliff vesting schedule. Grants made under the Company's performance unit plan for 2007 are earned over a three-year performance period. The Company believes that these mechanisms keep executives focused on the creation of long-term stockholder value. The vesting of restricted stock and performance unit awards accelerates upon a change in control. The Compensation Committee believes that providing this benefit is in line with the Company's compensation philosophy and provides continuity of management in the event of an actual or threatened change in control, and this practice was confirmed by Mercer to be in line with market practice for the Company's peers. Furthermore, the Company does not sponsor a defined benefit retirement plan as the Compensation Committee believes that the accumulation of Company stock is the preferred method to encourage the Company's NEOs to build a retirement portfolio.

Current Framework

     In evaluating 2006 award levels, the Compensation Committee reviewed the Company's three- and five-year performance against the following internal metrics. The Company did not employ a formula or weighting of the goals.

                     Metric                              Goal
                     ------                              ----

      Reserve Replacement Percentage               125% - 150%
      Finding Cost ($/BOE)                         $6.50 - $9.00
      Net Asset  Value Per Share  Increase (1)     5%
      Production Growth                            Prior annual goals

------------
(1) "Net Asset Value Per Share" is an estimate of fair value. In the context of determining Net Asset Value Per Share, the Company adds other tangible assets adjusted for working capital and deducts long-term debt and other liabilities, including future income taxes and the impact of existing hedge positions.

     In addition, 2006 award levels were also determined by considering the Company's TSR to the peer group for the previous three- and five-year periods. Finally, the Compensation Committee evaluated each executive's individual performance, contribution to the senior management leadership team and leadership provided to the Company.

     After reviewing these factors, the Compensation Committee concluded that the 2006 long-term incentive awards for Mr. Sheffield and the other NEOs as a group should be slightly below the 60th percentile to the target market.

2007 Long-Term Incentive Program

     At the end of 2006, the Company conducted a review of the Company's long-term incentive award philosophy with the intent of moving it more in line with the Company's pay for performance philosophy. Based on the results of the study, the 2007 long-term incentive awards to the NEOs were granted 50 percent in restricted stock and 50 percent in performance units under a new performance unit award program. Under this program, delivery of shares in payment of the performance unit awards will be contingent upon the achievement of certain performance criteria. The Compensation Committee intends to determine annually the allocation of future long-term incentive awards between restricted stock, performance units and other equity awards as well as the metrics that would be applicable to any performance-based award.

     Although certain compensation awards, such as the annual incentive bonus, have included a subjective evaluation factor, the Compensation Committee determined that performance under the performance unit award program should be measured objectively to keep executives in close alignment with stockholders. As such, performance under the 2007 performance unit award program is measured based on relative TSR over a three-year performance period. The Company believes relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company's performance and provides the best alignment of the interests of management and the Company's stockholders. Payouts range from zero percent to 250 percent of a target number of units based on the relative ranking. The earned units will be paid in stock, and dividends declared during the performance period will be paid at the end of the three-year performance period only on shares delivered for earned units, up to a maximum of target shares.

     In administering the long-term incentive plan, award grants currently are made under the following guidelines:

     o For existing employees, all long-term incentive awards are approved during the regularly scheduled February Compensation Committee meeting.
     o Employees hired after the February Compensation Committee meeting, but prior to the regularly scheduled August Compensation Committee meeting, receive long-term awards approved during the August Compensation Committee meeting.
     o The Compensation Committee retains the discretion to approve long-term incentive awards effective on an employee's hire date.
     o Restricted stock awards are determined based on a dollar value, which is converted to shares by reference to the average closing price of the Company's common stock during the prior calendar year.
     o The Company does not time the release of material non-public information to impact the value of executive equity compensation awards.

Other Compensation

Overview

     The Compensation Committee believes that providing perquisites and retirement benefits as components of total compensation is important in attracting and retaining qualified personnel; however, insofar as the Company has chosen to emphasize variable, performance-based pay, the Company takes a conservative approach to these fixed benefits. Further, retirement plans are not viewed to be the sole means by which its executive officers will fund their retirement, as a portion of this need can be satisfied through the accumulation of Company stock acquired through equity awards. As a result, and because the costs and the ultimate payouts are difficult to quantify and control, the Company has purposely avoided sponsoring a defined benefit retirement plan or a supplemental executive retirement plan. The Company provides a defined contribution 401(k) retirement plan with a fixed matching contribution rate to all employees, including the NEOs, and a non-qualified deferred compensation plan with a fixed Company matching contribution rate to certain of its more highly compensated employees, including the NEOs.

     The Company's perquisite, retirement and other benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives.

Perquisites

     The perquisites provided to the NEOs are payment of country club dues, financial counseling services, annual medical physical exam and personal use of the Company's cell phones and computers. The Company also pays the cost of limited spousal travel and the spouse's cost to participate in business dinners or events if the spouse is attending at the request of the Company.

     In addition to the above perquisites, Mr. Sheffield receives the premium for a $1,000,000 term life insurance policy and the costs for expanded spousal travel for Mrs. Sheffield to participate in business dinners and business events to support Mr. Sheffield.

     The Company maintains a fractional ownership interest in two private aircraft. These aircraft are made available for business use to the executive officers and other employees of the Company. The Company's policy is to generally not permit employees, including executive officers, to use the aircraft for personal use. The Company expects there will be occasions when a personal guest (including a family member) will accompany an employee on a business related flight. In such instances, the Company will follow the Internal Revenue Service rules and, where required, impute income to the employee based on the Standard Industry Fare Level rates provided by the Internal Revenue Service.

     The Company's NEOs also participate in the Company's welfare benefit plan on the same basis as the Company's other employees.

Retirement Plans

     All eligible employees of the Company, including the NEOs, may participate in the defined contribution 401(k) retirement plan. The Company contributes two dollars for every one dollar of basic compensation (up to 5% of basic compensation) contributed by the participant. The participant's contributions are fully vested at all times, and matching contributions vest over a period of four years, with 25 percent vesting for each one-year period of service with the Company by the participant. Participants may make additional pre-tax and after-tax contributions to the plan subject to plan and Internal Revenue Service limits.

     The non-qualified deferred compensation retirement plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual incentive bonus payments. The Company provides a matching contribution equal to the participant's contribution, but limited to a maximum of ten percent of the executive officer's base salary. The Company's matching contribution vests immediately. The non-qualified deferred compensation plan permits each executive officer to make investment allocation choices for both the executive officer's contribution and the Company match to designated mutual funds or to a self-directed brokerage account offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest in the executive officer's investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected by the executive officers so that the investment returns are funded and do not create unfunded liabilities to the Company.

     Participants may choose to receive distribution of their vested benefits from the non-qualified compensation plan as soon as administratively practicable
(i) after the date of separation from service with the Company or (ii) after January 1 of the year following the date of separation from service with the Company. A participant's vested benefits may, at the option of the participant, be distributed in one lump sum, in five annual installments or in ten annual installments.

Severance and Change in Control Arrangements

     The Compensation Committee believes compensation issues related to severance and change in control events for the NEOs should be addressed through contractual arrangements. The terms of these agreements are described later in "Potential Payments Upon Termination or Change in Control." The Company competes in an industry with a shortage of professionals with oil and gas expertise, long investment lead times that can affect short-term results, a fluctuating stock price often directly caused by the commodity price driven nature of the business and a history of merger and acquisition activity. To recruit and retain executives, provide continuity of management in the event of an actual or threatened change in control and provide the executive with the security to make decisions that are in the best long-term interest of the stockholders, the Company enters into severance and change in control agreements with each of its executive officers, including each NEO. The Compensation Committee engaged advisors knowledgeable in the field of executive compensation to assist in analyzing current market practices and designing an agreement competitive with market practices.

Stock Ownership Guidelines

     To support the commitment to significant stock ownership, the Company's common stock ownership guidelines are as follows:

     o For the Chairman of the Board of Directors and CEO, ownership of stock with a value equal to at least five times annual base salary.
     o For the President and other NEOs, ownership of stock with a value equal to at least three times annual base salary.
     o The NEOs generally have three years after becoming an executive officer to meet the guideline.

     In evaluating compliance by officers and directors with the stock ownership guidelines, the Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings. All NEOs, including Mr. Sheffield, are in compliance with the ownership guidelines.

Indemnification Agreements

     The Company has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement requires the Company to indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law. This means, among other things, that the Company must indemnify the director or executive officer against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are actually and reasonably incurred in an action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity if the indemnitee meets the standard of conduct provided in Delaware law. Also as permitted under Delaware law, the indemnification agreements require the Company to advance expenses in defending such an action provided that the director or executive officer undertakes to repay the amounts if the person ultimately is determined not to be entitled to indemnification from the Company. The Company will also make the indemnitee whole for taxes imposed on the indemnification payments and for costs in any action to establish indemnitee's right to indemnification, whether or not wholly successful.

Tax and Accounting Considerations

     Deductibility of Executive Compensation. The Omnibus Budget Reconciliation Act of 1993 placed restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions, the Company is not able to deduct compensation paid to any of the NEOs in excess of $1,000,000 unless the compensation meets the definition of "performance-based compensation" as required in Section 162(m) of the Internal Revenue Code of 1986, as amended. Non-deductibility could result in additional tax costs to the Company. The Company generally tries to preserve the deductibility of all executive compensation if it can do so without interfering with the Company's ability to attract and retain capable and highly motivated senior management. The Company's annual incentive bonus plan does not meet the definition of performance-based compensation as required in Section 162(m) primarily because the annual incentive bonus plan is not formula driven and the Compensation Committee retains the right to make subjective evaluations of performance including an assessment of how effectively management adapts to changing industry conditions and opportunities during the Company's bonus year. The Company's restricted stock awards do not qualify as performance-based compensation under Section 162(m). Accordingly, the portions of compensation paid to the Company's NEOs in 2006 that exceeded $1,000,000 (other than from the exercise of stock options) are generally not deductible. The Compensation Committee believes it is in the best interest of stockholders to use restricted stock and to continue with a discretionary element in the annual incentive bonus program.

     Awards under the performance unit award program are designed to qualify for deductibility under Section 162(m). Portions of future restricted stock awards and annual incentive bonus awards may not be deductible. The Compensation Committee believes it is important to retain its discretionary judgment in evaluating performance-based pay and that a portion of the long-term incentive awards should be in restricted stock. The Compensation Committee has reviewed the approximate amount of the Section 162(m) loss of deduction and concluded that it should continue with its current practices.

     Non-qualified Deferred Compensation. On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions, which were effective January 1, 2005. A more detailed discussion of the Company's non-qualified deferred compensation arrangements is provided above under the heading "Retirement Plans."

     Accounting for Stock-Based Compensation. Beginning on January 1, 2006, the Company began accounting for stock-based payments including its Stock Option Program, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (R) "Share-Based Payment."

                         2006 SUMMARY COMPENSATION TABLE

     The compensation paid to the Company's executive officers generally consists of base salaries, annual incentive bonus payments, awards under the Company's Long-Term Incentive Plan, contributions to the Company's non-qualified deferred compensation plan, contributions to the Company's defined contribution 401(k) retirement plan and miscellaneous perquisites. The following table summarizes the total compensation for 2006 awarded to, earned by or paid to the named executive officers, the NEOs, comprised of (i) the Company's CEO, (ii) the Company's Chief Financial Officer, and (iii) the three most highly compensated executive officers other than its CEO and Chief Financial Officer:

 Name and Principal      Year    Salary    Bonus (1)     Stock        Change in        All Other       Total
      Position                     ($)         ($)     Awards (2)   Non-qualified   Compensation        ($)
                                                           ($)         Deferred           (4)
                                                                    Compensation          ($)
                                                                    Earnings (3)
                                                                         ($)
         (a)             (b)       (c)         (d)         (e)           (h)              (i)           (j)
----------------------  -----  ----------  ----------  ----------  -------------  -----------------  ----------
Scott D. Sheffield       2006   $850,000    $850,000   $2,217,217      $14,348         $221,110      $4,152,675
Chairman of the
Board of Directors
and Chief Executive
Officer

Richard P. Dealy         2006   $360,000    $277,200   $  445,132      $34,397         $ 74,660      $1,191,389
Executive Vice
President and Chief
Financial Officer

Chris J. Cheatwood       2006   $340,000    $243,100   $  539,619      $63,992         $ 73,195      $1,259,906
Executive Vice
President, Worldwide
Exploration

Timothy L. Dove          2006   $525,000    $446,250   $  827,427      $46,380         $ 86,429      $1,931,486
President and Chief
Operating Officer

Danny L. Kellum          2006   $340,000    $276,250   $  539,619      $19,199         $ 67,922      $1,242,990
Executive Vice
President, Domestic
Operations

--------------
(1) Bonus amounts represent discretionary bonuses earned during 2006 under the Company's annual incentive bonus program that were paid during February 2007.
(2) Stock awards represent the dollar amount of compensation expense attributable to restricted stock and option awards recognized by the Company for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R). The Company valued its restricted stock awards based on the market-quoted closing price of the Company's common stock on the last business day prior to the grant date of the awards. Option awards are valued as of the grant dates using the Black-Scholes option pricing model. Additional detail regarding the Company's share-based awards is included in Note H of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.
(3) Changes in non-qualified deferred compensation earnings represents the above-market earnings that accrued during 2006 to the accounts of Messrs. Sheffield, Dealy, Cheatwood, Dove and Kellum. Above-market earnings are calculated as annual earnings in excess of a 5.98% annual applicable federal rate.


                                       28





(4) All other compensation includes the Company contributions to the NEOs' 401(k) retirement accounts and non-qualified deferred compensation plan, life insurance premiums, income tax reimbursement payments and other perquisites, as shown in the following table:

                                                   Scott D.    Richard P.    Chris J.     Timothy L.    Danny L.
                                                  Sheffield      Dealy       Cheatwood       Dove        Kellum
                                                  ---------    ----------    ---------    ----------    ---------
       401(k) contributions                      $   22,125    $   22,000    $  22,000    $   22,000    $  22,000
       Non-qualified deferred compensation
       plan contributions                            85,000        36,000       34,000        52,500       34,000
       Life insurance premiums                        5,482           804        1,134         2,622        1,739
       Country club dues                              6,495         4,858        5,651         5,700        2,923
       Spousal travel & entertainment costs (a)      38,955             -        1,175           694        4,590
       Personal travel & entertainment costs (b)      6,084             -            -             -            -
       Financial counseling                           9,150         9,150        9,150           767            -
       Tax reimbursement payments (c)                42,637         1,083           85         2,146        2,370
       Medical exams and other                        5,182           765            -             -          300
                                                 ----------    ----------    ---------    ----------    ---------
                                                 $  221,110    $   74,660    $  73,195    $   86,429    $  67,922
                                                 ==========    ==========    =========    ==========    =========

--------------
(a) Spousal travel & entertainment costs represent the incremental costs incurred by the Company for travel and entertainment of spouses when accompanying the NEOs on Company related business trips.
(b) Personal travel & entertainment costs represent the incremental costs incurred by the Company for the NEO's personal use of the Company's aircraft.
(c) Tax reimbursement payments represent the actual cost to the Company of tax reimbursements made to the NEOs during 2006.

     Two of the Company's executive officers, Mr. Sheffield and Mr. Kellum, directly or indirectly, hold working interests in wells of which the Company or a subsidiary is the operator. These interests were acquired in 1990 or earlier with the executive officers' personal funds pursuant to a program offered by the Company's predecessor. As such, the holders participate in the costs and revenues attributable to that working interest in accordance with customary industry terms. During 2006, the aggregate amounts of the distributions made to Messrs. Sheffield and Kellum were $34,920 and $15,365, respectively.

                        2006 GRANTS OF PLAN BASED AWARDS

       The following table sets forth, for each NEO, information about grants of plan based awards during 2006:

       Name                Grant Date      All Other Stock Awards: Number of      Grant Date Fair Value of Stock and
                                              Shares of Stock or Units (1)                   Option Awards
                                                           (#)                                    ($)
       (a)                     (b)                         (i)                                    (l)
---------------------    --------------    ----------------------------------    -----------------------------------
Scott D. Sheffield           02/14/2006                                61,000                            $ 2,658,990
Richard P. Dealy             02/14/2006                                13,100                            $   571,029
Chris J. Cheatwood           02/14/2006                                12,000                            $   523,080
Timothy L. Dove              02/14/2006                                24,100                            $ 1,050,519
Danny L. Kellum              02/14/2006                                12,000                            $   523,080

     The 2006 stock awards were issued under the Company's Long-Term Incentive Plan and represent retention or service condition awards. Plan-based awards granted during 2006 consisted of restricted stock, which vests in full three years after the date of grant, except as described in "Potential Payments Upon Termination or Change in Control."

                2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table sets forth, for each NEO, information about equity awards outstanding as of December 31, 2006:

                                      Option Awards                           Stock Awards
                     ----------------------------------------   ------------------------------------------
       Name              Number of      Option       Option     Number of     Market Value    Vesting Date
                         Securities    Exercise    Expiration   Shares or      of Shares
                         Underlying      Price       Date (1)    Units of      or Units
                        Unexercised                             Stock that     of Stock
                          Options                                have not      that have
                                                                  Vested     not Vested (2)
                     (#) Exercisable      ($)                       (#)            ($)
       (a)                  (b)           (e)          (f)          (g)            (h)
------------------   ---------------   ---------   ----------   ----------   --------------   ------------
Scott D. Sheffield         40,000       $ 18.96    02/14/2009

                           52,000       $ 17.69    08/14/2009
                           90,000       $ 18.30    02/19/2010
                           60,000       $ 24.72    08/12/2010
                           60,000       $ 24.25    02/18/2011
                           30,000       $ 25.58    08/19/2011
                                                                   49,350     $ 1,958,702      02/16/2007
                                                                   63,000     $ 2,500,470      02/15/2008
                                                                   61,000     $ 2,421,090      02/14/2009

Richard P. Dealy            3,333       $ 12.44    08/23/2007
                            4,166       $  7.88    02/15/2008
                            4,166       $ 12.50    08/16/2008
                            8,333       $ 18.96    02/14/2009
                           14,000       $ 17.69    08/14/2009
                           16,000       $ 18.30    02/19/2010
                           10,500       $ 24.72    08/12/2010
                           10,500       $ 24.25    02/18/2011
                            5,250       $ 25.58    08/19/2011
                                                                    7,560     $   300,056        02/16/2007
                                                                   14,000     $   555,660        02/15/2008
                                                                   13,100     $   519,939        02/14/2009

Chris J.                    7,666       $ 17.69    08/14/2009
Cheatwood                  20,000       $ 18.30    02/19/2010
                           20,000       $ 24.72    08/12/2010
                           20,000       $ 24.25    02/18/2011
                           10,000       $ 25.58    08/19/2011
                                                                   15,750     $   625,118        02/16/2007
                                                                   14,000     $   555,660        02/15/2008
                                                                   12,000     $   476,280        02/14/2009

Timothy L. Dove             7,666       $ 18.96    02/14/2009
                           20,000       $ 17.69    08/14/2009
                           30,000       $ 18.30    02/19/2010
                           20,000       $ 24.72    08/12/2010
                           20,000       $ 24.25    02/18/2011
                           10,000       $ 25.58    08/19/2011
                                                                   16,800     $   666,792        02/16/2007
                                                                   24,000     $   952,560        02/15/2008
                                                                   24,100     $   956,529        02/14/2009

Danny L. Kellum                                                    15,750     $   625,118        02/16/2007
                                                                   14,000     $   555,660        02/15/2008
                                                                   12,000     $   476,280        02/14/2009

--------------
(1) All outstanding option awards were fully vested and exercisable as of December 31, 2006.
(2) Based on the closing price of $39.69 of the Company's common stock on December 29, 2006.

                     2006 OPTION EXERCISES AND STOCK VESTED

     The following table sets forth, for each NEO, information about their 2006 option exercises and lapses of restrictions on stock awards:

                               Option Awards                        Stock Awards
                      --------------------------------   --------------------------------
       Name              Number of      Value Realized      Number of      Value Realized
                      Shares Acquired        on          Shares Acquired         on
                        on Exercise      Exercise (1)       on Vesting       Vesting (2)
                            (#)              ($)               (#)               ($)
        (a)                 (b)              (c)               (d)               (e)
-------------------   ---------------   --------------   ---------------   --------------
Scott D. Sheffield                -        $      -             12,000       $  501,000
Richard P. Dealy                  -        $      -              2,100       $   87,675
Chris J. Cheatwood                -        $      -              4,000       $  167,000
Timothy L. Dove                7,667       $  186,340            4,000       $  167,000
Danny L. Kellum                9,999       $  170,279            4,000       $  167,000

--------------
(1) The value realized per share acquired is based on the difference between the closing price of the Company's common stock on the date of exercise and the exercise price of the options.
(2) The value realized per share vested is based on the closing price of $41.75 of the Company's common stock on August 18, 2006, the date of vesting.

                    2006 NON-QUALIFIED DEFERRED COMPENSATION

     The Company's NEOs participate in a Company-sponsored defined contribution 401(k) retirement plan and a non-qualified deferred compensation plan. The following table provides, for each NEO, information about their participation in the Company's non-qualified deferred compensation plan:

       Name               Executive         Registrant       Aggregate       Aggregate
                      Contributions in   Contributions in   Earnings in   Balance at Last
                           Last FY          Last FY (1)     Last FY (2)       FYE (3)
                             ($)                ($)             ($)             ($)
        (a)                  (b)                (c)             (d)             (f)
-------------------   ----------------   ----------------   -----------   ---------------
Scott D. Sheffield        $   85,000        $   85,000       $  73,051      $ 1,224,697
Richard P. Dealy          $   54,000        $   36,000       $  62,944      $   630,327
Chris J. Cheatwood        $   51,000        $   34,000       $  91,257      $   632,201
Timothy L. Dove           $   52,500        $   52,500       $  82,821      $   797,202
Danny L. Kellum           $   34,000        $   34,000       $  48,098      $   599,359

--------------
(1) Registrant contributions are disclosed in column (i), and also reflected in the total compensation disclosed in column (j), of the Summary Compensation Table.
(2) The portion representing above-market earnings is disclosed in column (h), and also reflected in the total compensation disclosed in column (j), of the Summary Compensation Table.
(3) The aggregate balance of each executive officer's plan account reflects above-market earnings and the Company's contributions also reported as compensation in columns (h) and (i), respectively, and included in the total compensation reported in column (j), of the Summary Compensation Table.

     The non-qualified deferred compensation plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual incentive bonus payments. The Company provides a matching contribution of 100 percent of the participant's contribution limited to the first ten percent of the executive officer's base salary. The Company's matching contribution vests immediately. The non-qualified deferred compensation plan permits each executive officer to make investment allocation choices for both the executive officer's contribution and the Company match to designated mutual funds or to a self-directed brokerage account offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest in the executive officer's investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected by the executive officers so that the investment returns are funded, but such funds remain assets subject to the claims of the Company's general creditors. An executive is permitted to change their investment choices at anytime.

     Participants may choose to receive a distribution of their vested benefits from the non-qualified compensation plan as soon as administratively practicable
(i) after the date of separation from service with the Company or (ii) after January 1 of the year following the date of separation from service with the Company. A participant's vested benefits may, at the option of the participant, be distributed in one lump sum, in five annual installments or in ten annual installments.

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company is party to severance agreements and change in control agreements with its executive officers. The forms of severance and change in control agreements were previously filed as exhibits to the Company's Current Report on Form 8-K filed with the SEC on August 17, 2005. Salaries and annual incentive bonuses are set by the Compensation Committee independent of these agreements and the Compensation Committee can increase or decrease base salaries at its discretion.

     The severance agreements provide that, if the executive terminates employment for good reason (which generally includes a demotion or significant pay reduction, and for Mr. Sheffield also includes his not being reelected as a director) or if an executive officer's employment with the Company terminates other than for cause, death, disability or normal retirement, the Company must pay the executive officer a separation payment in addition to earned salary and vested benefits. The separation payment is an amount equal to the sum of (1) one times the executive officer's base salary (three times base salary for Mr. Sheffield and 2.5 times base salary in the case of Mr. Dove), (2) 18 times the monthly executive officer's cost to continue coverage for himself and his eligible dependents under the Company's group medical plans (36 times the monthly cost in the case of Mr. Sheffield and 30 times the monthly cost in the case of Mr. Dove), and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company. In the case of Messrs. Sheffield and Dove, the severance agreements also provide for the immediate vesting of certain awards under the Company's 1997 Long-Term Incentive Plan. The severance agreements terminate upon a change in control of the Company.

     The change in control agreements provide that, if the executive officer terminates employment for good reason (which generally includes an adverse change in duties or a reduction in base salary, target annual incentive bonus, equity awards or benefits) or if an executive officer's employment with the Company terminates other than for cause, death, disability or normal retirement, in either case in connection with or after a change in control, the Company must pay the executive officer a separation payment and provide continued group medical coverage at a cost equivalent to a similarly situated active employee for approximately three years (in the case of Messrs. Sheffield and Dove, until the date the executive is eligible for full medical benefits under the provisions of Medicare), in addition to paying earned salary and vested benefits. In addition, all the executive officer's awards under the Company's 1997 Long-Term Incentive Plan will fully vest. The separation payment is an amount equal to the sum of (1) 2.99 times the sum of the executive officer's base salary and a defined target bonus determined in accordance with the terms of each agreement, (2) a pro-rated portion of the defined target bonus based on the days elapsed in that calendar year, and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company. If the Company terminates an executive officer without cause following a potential change in control (as defined in the agreements) and if a change in control occurs within 12 months, the executive officer will be entitled upon the change in control to the payments that would have been made if the executive had continued as an executive officer until the change in control, as well as to a payment equal to the value of the executive officer's equity-based awards that did not vest when his employment was terminated. If, after a change in control, an executive officer terminates employment because he is required to relocate more than 50 miles, but is not otherwise entitled to terminate employment for good reason, then the Company must pay the executive officer a reduced separation payment equal to his annualized base salary, in addition to earned salary and vested benefits, and provide continued coverage for one year under group medical benefit plans. The change in control agreements also obligate the Company to make the executive officers whole (that is, provide a "gross-up") for excise taxes that may be imposed on payments under the change in control agreements by Section 4999 of the Internal Revenue Code. The change in control agreements continue for two years following a change in control that occurs during the term of the agreement.

     Both the severance agreements and the change in control agreements provide for a payment of one times the executive officer's base salary in the event of his death, disability or retirement. All payments, other than continued medical benefits, received under both the severance agreements and the change in control agreements are distributed as a lump sum.

     Scott D. Sheffield. The following table shows, as of December 31, 2006, the estimated potential payments and benefits that would be received by Mr. Sheffield upon the termination of his employment in each of the circumstances indicated in the table.

 Benefits and
   Payments                                                                                                         Change in
     Upon           Voluntary     Termination    Termination   Termination for      Normal                           Control
Termination (1)    Termination   Not for Cause    for Cause      Good Reason      Retirement    Death/Disability   Termination
----------------   -----------   -------------   -----------   ---------------   ------------   ----------------   -----------
Long-Term
Incentive
Compensation:

Restricted Stock
             (2)     $    -       $  6,880,262     $     -      $  6,880,262     $  4,089,578     $  4,089,578     $ 6,880,262

Benefits &
Perquisites:

       Severance
         Payment     $    -       $  2,550,000     $     -      $  2,550,000     $    850,000     $    850,000     $ 4,983,333

  Prorated Bonus
     Payment (3)     $    -       $    850,000     $     -      $    850,000     $    850,000     $    850,000     $   816,667

 Medical Benefit
    Continuation     $    -       $     31,175     $     -      $     31,175     $         -      $         -      $   270,047

            280G
   Reimbursement     $    -       $          -     $     -      $         -      $         -      $         -      $        -

  Pay in lieu of$
   30-day Notice
             (4)     $    -             70,833     $     -      $         -      $         -      $         -      $    70,833

 Unused Vacation
             (5)     $    -       $          -     $     -      $         -      $         -      $         -      $        -
                     ---------    ------------   -----------   -------------     ------------     ------------     -----------
            Total    $    -       $ 10,382,270     $     -      $ 10,311,437     $  5,789,578     $  5,789,578     $13,021,142
                     =========    ============   ===========   =============     ============     ============     ===========

--------------
(1) The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control and a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2006, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2007 of 49,350 shares of restricted stock and the grant in February 2007 of 34,997 shares of restricted stock and 34,998 performance units.
(2) Unvested restricted stock awards automatically vest in full upon a change in control, regardless of whether employment is subsequently terminated. Unvested restricted stock awards also automatically vest in full upon a Termination Not for Cause or a Termination for Good Reason. In the case of Normal Retirement, Death or Disability, vesting of the award is accelerated pro rata to the end of the month of termination. On February 26, 2007, the Compensation Committee amended the terms of the executive officer's February 2006 restricted stock grant to provide for pro rata vesting in certain termination events under which the restricted stock would have been forfeited under the original terms. In quantifying the potential payments upon termination, the table assumes that these more favorable provisions were in effect as of December 31, 2006.
(3) Other than in connection with a Change in Control Termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes the Compensation Committee chose to make the payments indicated.
(4) This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(5) This amount equals the difference in value between the vacation time that was accrued and the vacation time that had been used during the year to the date of termination.

     Richard P. Dealy. The following table shows, as of December 31, 2006, the estimated potential payments and benefits that would be received by Mr. Dealy upon the termination of his employment in each of the circumstances indicated in the table.

 Benefits and
   Payments                                                      Termination                                       Change in
     Upon           Voluntary     Termination    Termination       for Good        Normal                           Control
Termination (1)    Termination   Not for Cause    for Cause         Reason       Retirement    Death/Disability   Termination
----------------   -----------   -------------   -----------   ---------------   ------------   ----------------   -----------
Long-Term
Incentive
Compensation:

Restricted Stock
             (2)     $    -       $    775,860     $     -      $         -      $    775,860     $    775,860     $ 1,375,655

Benefits &
Perquisites:

       Severance
         Payment     $    -       $    360,000     $     -      $    360,000     $    360,000     $    360,000     $ 1,620,580

  Prorated Bonus
     Payment (3)     $    -       $    252,000     $     -      $    252,000     $    252,000     $    252,000     $   182,000

 Medical Benefit
    Continuation     $    -       $     22,069     $     -      $     22,069     $         -      $         -      $    39,529

            280G
   Reimbursement     $    -       $          -     $     -      $         -      $         -      $         -      $        -

  Pay in lieu of$
   30-day Notice
             (4)     $    -             30,000     $     -      $         -      $         -      $         -      $    30,000

 Unused Vacation
             (5)     $  11,769    $     11,769     $  11,769    $     11,769     $     11,769     $     11,769     $    11,769
                     ---------    ------------   -----------   -------------     ------------     ------------     -----------
            Total    $  11,769    $  1,451,698     $  11,769    $    645,838     $  1,399,629     $  1,399,629     $ 3,259,533
                     =========    ============   ===========   =============     ============     ============     ===========

--------------
(1) The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control and a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2006, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2007 of 7,560 shares of restricted stock and the grant in February 2007 of 11,082 shares of restricted stock and 11,083 performance units.
(2) Unvested restricted stock awards automatically vest in full upon a change in control, regardless of whether employment is subsequently terminated. In the case of a Termination Not for Cause, a Termination for Good Reason, or Normal Retirement, Death or Disability, vesting of the award is accelerated pro rata to the end of the month of termination. On February 26, 2007, the Compensation Committee amended the terms of the executive officer's February 2006 restricted stock grant to provide for pro rata vesting in certain termination events under which the restricted stock would have been forfeited under the original terms. In quantifying the potential payments upon termination, the table assumes that these more favorable provisions were in effect as of December 31, 2006.
(3) Other than in connection with a Change in Control Termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes the Compensation Committee chose to make the payments indicated.
(4) This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(5) This amount equals the difference in value between the vacation time that was accrued and the vacation time that had been used during the year to the date of termination.

     Chris J. Cheatwood. The following table shows, as of December 31, 2006, the estimated potential payments and benefits that would be received by Mr. Cheatwood upon the termination of his employment in each of the circumstances indicated in the table.

 Benefits and
   Payments                                                      Termination                                       Change in
     Upon           Voluntary     Termination    Termination       for Good        Normal                           Control
Termination (1)    Termination   Not for Cause    for Cause         Reason       Retirement    Death/Disability   Termination
----------------   -----------   -------------   -----------   ---------------   ------------   ----------------   -----------
Long-Term
Incentive
Compensation:

Restricted Stock
             (2)     $    -       $  1,070,201     $     -      $         -      $  1,070,201     $  1,070,201     $ 1,657,058

Benefits &
Perquisites:

       Severance
         Payment     $    -       $    340,000     $     -      $    340,000     $    340,000     $    340,000     $ 1,639,018

  Prorated Bonus
     Payment (3)     $    -       $    221,000     $     -      $    221,000     $    221,000     $    221,000     $   208,167

 Medical Benefit
    Continuation     $    -       $     22,459     $     -      $     22,459     $         -      $         -      $    39,851

            280G
   Reimbursement     $    -       $          -     $     -      $         -      $         -      $         -      $        -

  Pay in lieu of$
   30-day Notice
             (4)     $    -             28,333     $     -      $         -      $         -      $         -      $    28,333

 Unused Vacation
             (5)     $   6,578    $      6,578     $   6,578    $      6,578     $      6,578     $      6,578     $     6,578
                     ---------    ------------   -----------   -------------     ------------     ------------     -----------
            Total    $   6,578    $  1,688,571     $   6,578    $    590,037     $  1,637,779     $  1,637,779     $ 3,579,005
                     =========    ============   ===========   =============     ============     ============     ===========

--------------
(1) The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control and a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2006, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2007 of 15,750 shares of restricted stock and the grant in February 2007 of 8,166 shares of restricted stock and 8,166 performance units.
(2) Unvested restricted stock awards automatically vest in full upon a change in control, regardless of whether employment is subsequently terminated. In the case of a Termination Not for Cause, a Termination for Good Reason, or Normal Retirement, Death or Disability, vesting of the award is accelerated pro rata to the end of the month of termination. On February 26, 2007, the Compensation Committee amended the terms of the executive officer's February 2006 restricted stock grant to provide for pro rata vesting in certain termination events under which the restricted stock would have been forfeited under the original terms. In quantifying the potential payments upon termination, the table assumes that these more favorable provisions were in effect as of December 31, 2006.
(3) Other than in connection with a Change in Control Termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes the Compensation Committee chose to make the payments indicated.
(4) This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(5) This amount equals the difference in value between the vacation time that was accrued and the vacation time that had been used during the year to the date of termination.

     Timothy L. Dove. The following table shows, as of December 31, 2006, the estimated potential payments and benefits that would be received by Mr. Dove upon the termination of his employment in each of the circumstances indicated in the table.

 Benefits and
   Payments                                                      Termination                                       Change in
     Upon           Voluntary     Termination    Termination       for Good        Normal                           Control
Termination (1)    Termination   Not for Cause    for Cause         Reason       Retirement    Death/Disability   Termination
----------------   -----------   -------------   -----------   ---------------   ------------   ----------------   -----------
Long-Term
Incentive
Compensation:

Restricted Stock
             (2)     $    -       $  2,575,881     $     -      $  2,575,881     $  1,492,820     $  1,492,820     $ 2,575,881

Benefits &
Perquisites:

       Severance
         Payment     $    -       $  1,312,500     $     -      $  1,312,500     $    525,000     $    525,000     $ 2,696,482

  Prorated Bonus
     Payment (3)     $    -       $    446,250     $     -      $    446,250     $    446,250     $    446,250     $   376,833

 Medical Benefit
    Continuation     $    -       $     39,023     $     -      $     39,023     $         -      $         -      $   498,230

            280G
   Reimbursement     $    -       $          -     $     -      $         -      $         -      $         -      $        -

  Pay in lieu of$
   30-day Notice
             (4)     $    -             43,750     $     -      $         -      $         -      $         -      $    43,750

 Unused Vacation
             (5)     $  18,678    $     18,678     $  18,678    $     18,678     $     18,678     $     18,678     $    18,678
                     ---------    ------------   -----------   -------------     ------------     ------------     -----------
            Total    $  18,678    $  4,436,082     $  18,678    $  4,392,332     $  2,482,748     $  2,482,748     $ 6,209,854
                     =========    ============   ===========   =============     ============     ============     ===========

--------------
(1) The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control and a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2006, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2007 of 16,800 shares of restricted stock and the grant in February 2007 of 15,166 shares of restricted stock and 15,166 performance units.
(2) Unvested restricted stock awards automatically vest in full upon a change in control, regardless of whether employment is subsequently terminated. Unvested restricted stock awards also automatically vest in full upon a Termination Not for Cause or a Termination for Good Reason. In the case of Normal Retirement, Death or Disability, vesting of the award is accelerated pro rata to the end of the month of termination. On February 26, 2007, the Compensation Committee amended the terms of the executive officer's February 2006 restricted stock grant to provide for pro rata vesting in certain termination events under which the restricted stock would have been forfeited under the original terms. In quantifying the potential payments upon termination, the table assumes that these more favorable provisions were in effect as of December 31, 2006.
(3) Other than in connection with a Change in Control Termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes the Compensation Committee chose to make the payments indicated.
(4) This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(5) This amount equals the difference in value between the vacation time that was accrued and the vacation time that had been used during the year to the date of termination.

     Danny L. Kellum. The following table shows, as of December 31, 2006, the estimated potential payments and benefits that would be received by Mr. Kellum upon the termination of his employment in each of the circumstances indicated in the table.

 Benefits and
   Payments                                                      Termination                                       Change in
     Upon           Voluntary     Termination    Termination       for Good        Normal                           Control
Termination (1)    Termination   Not for Cause    for Cause         Reason       Retirement    Death/Disability   Termination
----------------   -----------   -------------   -----------   ---------------   ------------   ----------------   -----------
Long-Term
Incentive
Compensation:

Restricted Stock
             (2)     $    -       $  1,070,201     $     -      $         -      $  1,070,201     $  1,070,201     $ 1,657,058

Benefits &
Perquisites:

       Severance
         Payment     $    -       $    340,000     $     -      $    340,000     $    340,000     $    340,000     $ 1,639,018

  Prorated Bonus
     Payment (3)     $    -       $    221,000     $     -      $    221,000     $    221,000     $    221,000     $   208,167

 Medical Benefit
    Continuation     $    -       $     15,812     $     -      $     15,812     $         -      $         -      $    27,309

            280G
   Reimbursement     $    -       $          -     $     -      $         -      $         -      $         -      $        -

  Pay in lieu of$
   30-day Notice
             (4)     $    -             28,333     $     -      $         -      $         -      $         -      $    28,333

 Unused Vacation
             (5)     $  14,875    $     14,875     $  14,875    $     14,875     $     14,875     $     14,875     $    14,875
                     ---------    ------------   -----------   -------------     ------------     ------------     -----------
            Total    $  14,875    $  1,690,221     $  14,875    $    591,687     $  1,646,076     $  1,646,076     $ 3,574,760
                     =========    ============   ===========   =============     ============     ============     ===========

--------------
(1) The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control and a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2006, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2007 of 15,750 shares of restricted stock and the grant in February 2007 of 8,166 shares of restricted stock and 8,166 performance units.
(2) Unvested restricted stock awards automatically vest in full upon a change in control, regardless of whether employment is subsequently terminated. In the case of a Termination Not for Cause, a Termination for Good Reason, or Normal Retirement, Death or Disability, vesting of the award is accelerated pro rata to the end of the month of termination. On February 26, 2007, the Compensation Committee amended the terms of the executive officer's February 2006 restricted stock grant to provide for pro rata vesting in certain termination events under which the restricted stock would have been forfeited under the original terms. In quantifying the potential payments upon termination, the table assumes that these more favorable provisions were in effect as of December 31, 2006.
(3) Other than in connection with a Change in Control Termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes the Compensation Committee chose to make the payments indicated.
(4) This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(5) This amount equals the difference in value between the vacation time that was accrued and the vacation time that had been used during the year to the date of termination.

                COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     During 2006, no member of the Compensation Committee served as an executive officer of the Company. During 2006, there were no Compensation Committee interlocks with other companies.

            COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

     The information contained in this Compensation and Management Development Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities
Exchange Act of 1934, except to the extent that the Company specifically incorporates such information.

     The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Management Development Committee of
The Board of Directors

Edison C. Buchanan, Chairman
James R. Baroffio, Member
Andrew D. Lundquist, Member
Charles E. Ramsey, Jr., Member

                             AUDIT COMMITTEE REPORT

     The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in such filing.

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent as required under the listing standards of the NYSE.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing management's assessment that the Company maintains effective internal controls over financial reporting. While the Audit Committee has the responsibilities and powers set forth in its charter and management and the independent auditors for the Company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC. The Audit Committee has also selected Ernst & Young LLP as the Company's independent auditors for 2007.

     Although determined to be financially literate (as defined by the SEC rules), the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards or legal or regulatory matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact independent.

Audit Committee of
The Board of Directors

R. Hartwell Gardner, Chairman
Linda K. Lawson, Member
Frank A. Risch, Member
Robert A. Solberg, Member
Jim A. Watson, Member

                              CORPORATE GOVERNANCE

Corporate Governance Guidelines

     The Board of Directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company's Corporate Governance Guidelines, as amended and restated by the Board of Directors in November 2006, cover the following principal subjects:

         o   Role and functions of the Board of Directors and its Lead Director
         o   Qualifications and independence of directors
         o   Size of the Board of Directors and director selection process
         o   Committee functions and independence of committee members
         o   Meetings of non-employee directors
         o   Self-evaluation
         o Ethics and conflicts of interest (a copy of the current "Code of Business Conduct and Ethics" is posted on the Company's website at www.pxd.com)
         o   Reporting  of  concerns to  non-employee  directors  or  the  Audit
             Committee
         o   Compensation  of  the  Board  of  Directors   and  stock  ownership
             requirements
         o Succession planning and annual compensation review of senior management
         o   Access to senior management and to independent advisors
         o   New director orientation
         o   Continuing education
         o Related person transactions

     The "Corporate Governance Guidelines" are posted on the Company's website at www.pxd.com/governance. The Corporate Governance Guidelines will be reviewed periodically and as necessary by the Company's Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines will be presented to the Board of Directors for its approval.

     The NYSE has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.

Director Independence

     The Company's standards for determining director independence require the assessment of directors' independence each year. A director cannot be considered independent unless the Board of Directors affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE. As contemplated by the NYSE rules, the Board of Directors has also adopted categorical standards to assist in determining whether any material relationship with the Company or its management exists. Directors who have any of the relationships outlined in the categorical standards are considered to have relationships that require the Board of Directors' review of the full facts and circumstances in order to determine whether the relationship impairs the independence of the director. The categorical standards are as follows:

1. the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company;
2. the director, or any member of the director's family, has not been employed by the Company in the last three years;
3. the director, or any member of the director's family, has not been employed by, or affiliated with, the Company's auditor in the last three years;

4. the director, or any member of the director's family, has not been part of an interlocking directorate in the last three years;
5. the director, or any member of the director's family, has not received non-director fee compensation from the Company in the last three years;
6. the director is not an executive officer or employee, and no member of the director's family is an executive officer, of a company that makes payments to, or receives payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or two percent of such other company's consolidated gross revenues in the last three years;
7.   the director does not own more than 4.9 percent of the Company's shares;
8.   the director does not serve on more than three other public company boards;
     and
9. the director does not serve on the board of another oil and gas exploration and production company.

     In May 2006, the Board of Directors assessed the independence of each non-employee director under the Company's guidelines and the independence standards of the NYSE. The Board of Directors affirmatively determined that all ten non-employee directors (Dr. Baroffio, Mr. Buchanan, Mr. Gardner, Mrs. Lawson, Mr. Lundquist, Mr. Ramsey, Mr. Risch, Mr. Sexton, Mr. Solberg and Mr. Watson) are independent.

     The Board of Directors reviewed the facts and circumstances of Mr. Lundquist's and Mr. Sexton's interests in the Company's 2004 acquisition of Evergreen Resources, Inc. ("Evergreen"), of which Mr. Lundquist was an independent director and Mr. Sexton was the Chairman of the Board, President and Chief Executive Officer, as well as Mr. Sexton's payments under his change in control agreement with Evergreen and his non-competition agreement with the Company. The Board of Directors concluded that Mr. Lundquist's economic interest in the Evergreen transaction was limited to his holdings as a security holder and that his prior activities as an independent director of Evergreen would not impair his independence as a director of the Company. The Board of Directors similarly concluded that Mr. Sexton is an independent director because Mr. Sexton ceased to be an employee of Evergreen at the time of the merger, because his economic interest in that transaction existed as an employee and stockholder of Evergreen (both of which ceased at the merger or upon settlement of the dispute relating to the amount of change in control payments due him because of the merger), and because the payment for his new non-competition agreement and his continuation of health care and other insurance benefits for two years following the merger did not constitute payment for services to the Company since it was not contingent on continuing service.

     In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that each member of the Audit Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Audit Committee. Those standards require that the director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees for services as a director.

Election of Lead Director

     In May 2006, the Board of Directors reelected Mr. Ramsey, a non-employee director, to serve as the Lead Director. In this capacity Mr. Ramsey provides, in conjunction with the Chairman, leadership and guidance to the Board of Directors. He also (i) serves as chairman of the regular executive sessions of the independent directors; (ii) in consultation with the Chairman and Secretary, establishes the agenda for each meeting of the Board of Directors, taking into account suggestions of other directors; and (iii) serves as the Board of Directors' contact for direct employee and stockholder communications with the Board of Directors.

Financial Literacy of Audit Committee and Designation of Financial Experts

     In May 2006, the Board of Directors evaluated the members of the Audit Committee for financial literacy and the attributes of a financial expert. The Board of Directors determined that each of the Audit Committee members is financially literate and that three of the Audit Committee members (Mrs. Lawson and Messrs. Gardner and Risch) are financial experts as defined by the SEC.

Attendance at Annual Meetings

     The Board of Directors encourages all directors to attend the annual meetings of stockholders, if practicable. All of the directors attended the 2006 Annual Meeting of Stockholders held on May 3, 2006.

Procedure for Directly Contacting the Board of Directors and Whistleblower
Policy

     A means for interested parties to contact the Board of Directors (including the Lead Director) directly has been established and is published on the Company's website at www.pxd.com. Matters for which this contact may be used include allegations about actions of the Company or its directors, officers or employees involving (i) questionable accounting, internal controls and auditing matters; (ii) materially misleading statements or omissions in SEC reports, press releases, or other public statements or other forms of wire, mail or securities fraud or (iii) dishonest or unethical conduct, conflicts of interest, violations of the Company's Code of Business Conduct and Ethics or violation of laws. All complaints and concerns will be received and processed by the Company's Corporate Secretary's Office. Complaints relating to the Company's accounting, internal accounting controls or auditing matters will be referred to the Audit Committee of the Company's Board of Directors and other concerns will be referred to the Lead Director of the Company's Board of Directors. Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in some other circumstances. The Company's policy is not to take any adverse action, and to not tolerate any retaliation against any person for asking questions or making good faith reports of possible violations of law, the Company policy or the Code of Business Conduct and Ethics.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common stock as of March 22, 2007, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each director of the Company, (iii) each NEO of the Company and (iv) all directors and executive officers as a group:

                                                                           Number of     Percentage
Name of Person or Identity of Group                                          Shares      Of Class (a)
-----------------------------------                                        ----------    ------------
Southeastern Asset Management, Inc. (c)................................    23,458,400        19.0
Longleaf Partners Fund
O. Mason Hawkins
6410 Poplar Avenue, Suite 900
Memphis, Tennessee  38119

Neuberger Berman, Inc. (d).............................................     6,157,021         5.0
Neuberger Berman, LLC
Neuberger Berman Management, Inc.
605 Third Ave.
New York, New York 10158-3698

Scott D. Sheffield (e) (f) (g) (i).....................................       768,433       (b)

Richard P. Dealy (e) (f) (g) ..........................................       140,063       (b)

Chris J. Cheatwood (e) (f) (g) (i) ....................................       127,506       (b)

Timothy L. Dove (e) (f) (g)............................................       234,164       (b)

Danny L. Kellum (f) (g)................................................        76,408       (b)

James R. Baroffio (f) (h)..............................................        16,422       (b)

Edison C. Buchanan (f).................................................        17,204       (b)

R. Hartwell Gardner (e) (f)............................................        45,037       (b)

Linda K. Lawson (f) (i)................................................        10,238       (b)

Andrew D. Lundquist (f)................................................        13,224       (b)

Charles E. Ramsey, Jr. (f).............................................        25,969       (b)

Frank A. Risch (f).....................................................         6,025       (b)

Mark S. Sexton (f) (i).................................................       114,464       (b)

Robert A. Solberg (f) .................................................        16,448       (b)

Jim A. Watson (f)......................................................         9,625       (b)

All directors and executive officers as a group (19 persons) (e) (f)...     1,882,389         1.5

-----------
(a)  Based on  123,386,066  shares of  common  stock  outstanding.
(b)  Does not exceed one percent of class.
(c) The Schedule 13G/A filed with the SEC on February 12, 2007, which is a joint statement on Schedule 13G/A filed by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Fund and O. Mason Hawkins ("Hawkins"), states that the statement is being filed by Southeastern as a registered investment adviser, and that all of the securities covered by the statement are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern. The
     Schedule 13G/A further states that the statement is also being filed by Hawkins, Chairman of the Board of Directors and CEO of Southeastern, in the event he could be deemed to be a controlling person of that firm as the result of his official positions with or ownership of its voting securities. The existence of such control is expressly disclaimed. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G/A for his own account.

                                       44





(d) The Schedule 13G/A filed with the SEC on February 13, 2007, which is a joint statement on Schedule 13G/A filed by Neuberger Berman, Inc., Neuberger Berman LLC, and Neuberger Berman Management, Inc., states that
     Neuberger Berman, LLC and Neuberger Berman Management, Inc. are deemed to be beneficial owners since they both have shared power to make decisions whether to retain or dispose and vote the securities that are actually owned by clients of Neuberger Berman, LLC. Neuberger Berman, Inc. owns 100 percent of both Neuberger Berman LLC and Neuberger Berman Management, Inc. and does not own over one percent of the Company.
(e) Includes the following number of shares subject to exercisable stock options : Mr. Sheffield, 332,000; Mr. Dealy, 76,248; Mr. Cheatwood, 77,666; Mr. Dove, 107,666; and Mr. Gardner, 5,017; and all directors and executive officers as a group, 704,513.
(f) Includes the following number of unvested restricted shares or restricted stock units: Mr. Sheffield, 158,997; Mr. Dealy, 38,182; Mr. Cheatwood, 34,166; Mr. Dove, 63,265; Mr. Kellum, 34,166; Dr. Baroffio, 1,871; Mr.
     Buchanan, 6,306; Mr. Gardner, 6,929; Mrs. Lawson, 1,871; Mr. Lundquist, 4,779; Mr. Ramsey, 3,625; Mr. Risch, 3,907; Mr. Sexton, 1,871; Mr. Solberg, 2,266; Mr. Watson, 3,126; and all directors and executive officers as a group, 474,325.
(g) Includes the following number of shares held in each respective officer's 401(k) account: Mr. Sheffield, 10,412; Mr. Dealy, 305; Mr. Cheatwood, 510; Mr. Dove, 345; and Mr. Kellum, 522.
(h) Includes 11,053 shares held in trust that are shares beneficially owned by Dr. Baroffio. (i) Mr. Sheffield's beneficial ownership includes 7,327 shares held in Mr. Sheffield's investment retirement account. Mr. Cheatwood's beneficial ownership includes 3,000 shares held in custodial accounts in the names of his minor children. Mrs. Lawson's beneficial ownership includes 1,700 shares held in Mrs. Lawson's investment retirement accounts. Mr. Sexton's beneficial ownership includes 4,165 shares held in Mr. Sexton's investment retirement account.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The executive officers and directors of the Company are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership.

     Based solely on its review of reports and written representations that the Company has received, the Company is aware that Chris J. Cheatwood, the Company's Executive Vice President, Worldwide Exploration, did not timely file one report on Form 5 covering a gift transaction effected during 2005, and Robert A. Solberg, one of the Company's directors, did not timely file one report on Form 4 covering the vesting during 2006 of a previously reported restricted stock unit award. The Company believes that all other required reports were timely filed during 2006.

                        TRANSACTIONS WITH RELATED PERSONS

     Benefit Arrangement for Mr. Sexton. In 2004, the Company acquired Evergreen in a merger. Before the completion of the merger, Mark S. Sexton was Evergreen's Chairman of the Board of Directors, President, and Chief Executive Officer. Under the terms of Mr. Sexton's change in control agreement with Evergreen, the Company provided Mr. Sexton continuation of his health care and other insurance benefits from the date of the merger through September 2006, although from the beginning of 2006, Mr. Sexton obtained health care insurance from his current employer and did not file claims under the Company-provided coverage.

     Employment of Tom Sheffield. Tom Sheffield, the brother of Scott D. Sheffield, is employed at a subsidiary of the Company as the Raton Asset Team Manager. For 2006, Tom Sheffield was paid $149,966 in base salary and $43,323 in bonus and received restricted stock awards for 1,154 shares of Company common stock with a fair market value on the date of grant of $50,303. Scott D. Sheffield disclaims any interest in Tom Sheffield's compensation.

     Bryan Sheffield and Well Operations Transaction. The Company has been informed that Bryan Sheffield, the son of Scott D. Sheffield, plans to enter into a contract with a third party under which he (or a company he controls) will operate certain Spraberry field wells in which the Company holds an average
29.74 percent working interest. The total expected annual overhead and supervision fees paid for operating these wells is approximately $681,552 (with the Company's expected net share being $248,610), based on 2006 actual billings. The Company determined that it is in its interest for the operator of these wells to be properly trained. For this reason, in January 2007 Bryan Sheffield was employed at a subsidiary of the Company as an Operations Tech to supplement his training in the Spraberry area. Under this employment arrangement, Bryan Sheffield's total annual compensation is less than $60,000. The Company expects that Bryan Sheffield's employment will terminate before he assumes the operations of these Spraberry wells. Scott D. Sheffield disclaims any interest in any compensation paid to Bryan Sheffield from the Company or from the future operation of these wells.

Procedures for Review, Approval and Ratification of Related Person Transactions

     The Company's Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will periodically review all related person transactions that the rules of the SEC require be disclosed in the Company's Proxy Statement, and make a recommendation to the Board of Directors regarding the initial authorization or ratification of any such transaction. In the event that the Board of Directors considers ratification of a related person transaction and determines not to so ratify, the Corporate Governance Guidelines provide that management will make all reasonable efforts to cancel or annul the transaction. In February 2007, the Nominating and Corporate Governance Committee conducted its annual review of all such related person transactions.

     The Corporate Governance Guidelines provide that in determining whether or not to recommend the initial approval or ratification of a related person transaction, the Nominating and Corporate Governance Committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) whether there is an appropriate business justification for the transaction; (ii) the benefits that accrue to the Company as a result of the transaction; (iii) the terms available to unrelated third parties entering into similar transactions; (iv) the impact of the transaction on a director's independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer); (v) the availability of other sources for comparable products or services; (vi) whether it is a single transaction or a series of ongoing, related transactions; and (vii) whether entering into the transaction would be consistent with the Company's Code of Business Conduct and Ethics.

     There were no transactions since the beginning of 2006 that were required to be reported in "Transactions with Related Persons" where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

          STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

     Any stockholder of the Company who desires to submit a proposal for action at the 2008 annual meeting of stockholders and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 6, 2007, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

     Any stockholder of the Company who desires to submit a proposal for action at the 2008 annual meeting of stockholders, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices so that it is received no later than February 19, 2008, unless the Company notifies the stockholders otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company on or before February 19, 2008, then the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal.

     "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

     It is the responsibility of the Nominating and Corporate Governance Committee to identify, evaluate and recommend to the Board the Directors nominees for election at the annual meeting of stockholders, as well as for filling vacancies or additions on the Board of Directors that may occur between annual meetings. The Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a large global U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board of Director duties; and who are likely to be able to serve on the Board of Directors for a sustained period. Consideration will also be given to the Board of Directors' overall balance of diversity of perspectives, backgrounds and experiences.

     In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee from time to time will engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.

     The Nominating and Corporate Governance Committee will also consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2008 if that nomination is submitted in writing, not later than December 6, 2007, to the Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039. With respect to each such nominee, the following information must be provided to the Company with the written nomination:

      a)    the nominee's name, address and other personal information;

      b) the number of shares of each class and series of stock of the Company held by such nominee;

      c) the nominating stockholder's name, residential address and telephone number, business address and telephone number; and

      d)    all  other   information  required  to   be  disclosed  pursuant  to
            Regulation 14A of the Securities and Exchange Act of 1934.

     Each submission must also include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Nominating and Corporate Governance Committee and the Board of Directors.

     Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article Nine of the Amended and Restated Certificate of Incorporation of the Company. Under Article Nine, a stockholder must submit to the Company, no later than 60 days before the annual meeting or ten days after the first public notice of the annual meeting is sent to stockholders, a written notice setting forth (i) the nature of the proposal with particularity, including the written text of the proposal, (ii) the stockholder's name, address and other personal information, (iii) any interest of the stockholder in the proposed business, (iv) the name of any persons nominated to be elected or reelected as a director by the stockholder and (v) with respect to each such nominee, the nominee's name, address and other personal information, the number of shares of each class and series of stock of the Company held by such nominee, all information required to be disclosed pursuant to Regulation 14A of the Securities and Exchange Act of 1934, and a notarized letter containing such nominee's acceptance of the nomination, stating his or her intention to serve as a director, if elected, and consenting to be named as a nominee in any proxy statement relating to such election. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.

     Written requests for inclusion of any stockholder proposal should be addressed to Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

                             SOLICITATION OF PROXIES

     Solicitation of Proxies may be made by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $9,000. The Company will bear all costs of solicitation.

                                STOCKHOLDER LIST

     In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

                       ANNUAL REPORT AND OTHER INFORMATION

     The Company's Annual Report to Stockholders for the year ended December 31, 2006, is being mailed to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC, will be sent to any stockholder without charge upon written request addressed to Investor Relations, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039. A copy of this Proxy Statement or our Annual Report on Form 10-K will also be sent upon written or oral request to any stockholder of a shared address to which a single copy of this Proxy Statement or Annual Report on Form 10-K was delivered. Requests may be made by writing to Investor Relations, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039 or by calling 972-969-3583. The Annual Report on Form 10-K is also available at the SEC's website in its EDGAR database at www.sec.gov.

     Stockholders may request copies of the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and any charter for a committee of the Board of Directors by writing to Investor Relations at the address set forth in the previous paragraph.

                            INTERNET AND PHONE VOTING

     For  shares  of  stock  that  are  registered  in your  name,  you have the opportunity to vote by internet or phone using procedures provided by the Company's transfer agent, Continental Stock Transfer & Trust Company ("Continental"). Votes submitted by internet or phone must be received by 5:00 p.m., Eastern Time, on Tuesday, May 15, 2007. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. To vote by internet or phone, please follow the instructions on your proxy card.

     The internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from internet access providers and telephone companies.

     For shares of stock that are registered in a street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted. Please review your Proxy or voting instruction card to determine whether you can vote by phone or electronically.

                                     ******

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                             By Order of the Board of Directors,


                                             /s/ Mark H. Kleinman
                                             --------------------
                                             Mark H. Kleinman
                                             Secretary

Irving, Texas
April 4, 2007

                          VOTE BY INTERNET OR TELEPHONE
                            QUICK***EASY***IMMEDIATE

                        PIONEER NATURAL RESOURCES COMPANY

             PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2007


TO VOTE BY INTERNET
www.continentalstock.com
Have  this  proxy  card  in  hand  when  you  access  the  above   website.   At
"ContinentaLink" on the right side, select "Proxy Voting Log In." Follow the instructions on the screen to vote your shares.

TO VOTE BY PHONE
Call toll-free (in the U.S.) 1-866-894-0537. Have this proxy card in hand when you call and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail. Internet and phone votes must be received by 5:00 p.m., Eastern Time, on May 15, 2007.

           If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below, detach it and return in the postage-paid envelope provided.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                  PROXY BY MAIL

                                         Please mark your votes like this [ X ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

ITEM 1 - ELECTION OF DIRECTORS          [  ]  FOR ALL     [  ]  WITHHELD FOR ALL
Nominees:
01   R. Hartwell Gardner     03   Frank A. Risch
02   Linda K. Lawson         04   Mark S. Sexton

WITHHELD FOR: (List below each nominee for whom you do not wish to vote.)

------------------------------------------------------------------------

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         [  ]  FOR           [  ]  AGAINST           [  ]  ABSTAIN

ITEM 3 - APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

         [  ]  FOR           [  ]  AGAINST           [  ]  ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature ____________________ Signature ______________________  Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

Access to Pioneer stockholder account information and other stockholder services are available on the internet!

Visit Continental Stock Transfer's website at www.continentalstock.com for their Internet Stockholder Service - ContinentaLink

Through this service, shareholders can change addresses, receive electronic forms and view account transaction history and dividend history.

To access this service, visit the website listed above. At "ContinentaLink" on the right side of the home page, select "Shareholder Log In." From there, you can either "View a Sample Account" or you can register (choose "First Time Visitor" then "New Member Sign-Up"). Guidance is provided on the website.






                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                        PIONEER NATURAL RESOURCES COMPANY

The undersigned hereby appoints Richard P. Dealy and Mark S. Berg, and each of them, as attorneys in fact and proxies for the undersigned with full power of substitution and revocation as to each of them, to represent the undersigned and to vote all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 16, 2007, and any adjournment or postponement thereof, upon the matters set forth on the reverse side.

       (Continued, and to be marked, dated and signed, on the other side)

                          VOTE BY INTERNET OR TELEPHONE
                            QUICK***EASY***IMMEDIATE

                        PIONEER NATURAL RESOURCES COMPANY

             PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2007


TO VOTE BY INTERNET
www.continentalstock.com
Have  this  proxy  card  in  hand  when  you  access  the  above   website.   At
"ContinentaLink" on the right side, select "Proxy Voting Log In." Follow the instructions on the screen to vote your shares.

TO VOTE BY PHONE
Call toll-free (in the U.S.)  1-866-894-0537.
Have this proxy card in hand when you call and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail.

           If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below, detach it and return in the postage-paid envelope provided.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                  PROXY BY MAIL
                                         Please mark your votes like this [ X ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE TRUST AGREEMENT. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

ITEM 1 - ELECTION OF DIRECTORS         [  ]  FOR ALL     [  ]  WITHHELD FOR ALL
Nominees:
01   R. Hartwell Gardner           03   Frank A. Risch
02   Linda K. Lawson               04   Mark S. Sexton

WITHHELD FOR: (List below each nominee for whom you do not wish to vote.)
-------------------------------------------------------------------------

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         [  ]   FOR           [  ]  AGAINST           [  ]  ABSTAIN

ITEM 3 - APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

         [  ]   FOR           [  ]  AGAINST           [  ]  ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature ____________________ Signature ______________________  Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

The Annual Meeting of Stockholders will be held on May 16, 2007. Your voting instruction must be received by 5:00 p.m. Eastern Time, on May 11, 2007 to allow Vanguard to vote according to your instruction.








                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY

                 PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN

TO: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

In connection with the proxy materials I received relating to the Annual Meeting of Stockholders of Pioneer Natural Resources Company to be held on May 16, 2007, I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side. I understand you will hold these instructions strictly confidential.

       (Continued, and to be marked, dated and signed, on the other side)

                                   APPENDIX A




                        PIONEER NATURAL RESOURCES COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

            (Amended and Restated Effective as of September 1, 2007)

                        PIONEER NATURAL RESOURCES COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

            (Amended and Restated Effective as of September 1, 2007)


     This Amended and Restated PIONEER NATURAL RESOURCES COMPANY EMPLOYEE STOCK PURCHASE PLAN (this "Plan") is made and executed by Pioneer Natural Resources Company, a Delaware Corporation (the "Company").

W I T N E S S E T H   T H A T:

     WHEREAS the Pioneer Natural Resources Company Employee Stock Purchase Plan was Adopted by the Board of Directors of the Company (the "Board') and approved by the stockholders of the Company on August 7, 1997;

     WHEREAS, the Company amended and restated the Plan on December 9, 2005 to incorporate prior amendments and make certain other changes;

     WHEREAS, the Company now desires to again amend and restate the Plan to extend the term of the Plan and to make certain other changes;

     NOW, THEREFORE, in consideration of the premises and pursuant to the authority reserved thereunder, the Pioneer Natural Resources Company Employee Stock Purchase Plan is hereby amended by restatement in its entirety, effective as of September 1, 2007, to read as follows:

     1. Purpose. The purpose of the Plan is to provide eligible employees with an incentive to advance the interests of the Company by affording an opportunity to purchase stock of the Company at a favorable price.

     2. Administration Of The Plan. The Plan shall be administered by a committee of, and appointed by, the Board (the "Committee"). Subject to the provisions of the Plan, the Committee shall interpret and construe the Plan and all options granted under the Plan; shall make such rules as it deems necessary for the proper administration of the Plan; shall make all other determinations necessary or advisable for the administration of the Plan, including the determination of eligibility to participate in the Plan and the amount of a Participant's (as defined in subparagraph 6(b)) option under the Plan; and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion exercised in good faith, make such decisions or determinations and take such actions as it deems appropriate; and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan.

     3. Participating Companies. Each present and future parent or subsidiary corporation of the Company (within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) that is eligible by law to participate in the Plan shall be a "Participating Company" during the period that such corporation is such a parent or subsidiary corporation; provided, however, that the Committee may at any time and from time to time, in its sole discretion, terminate a Participating Company's Plan participation; provided, further however, that any foreign parent or subsidiary corporation of the Company shall be eligible to participate in the Plan only upon approval of the Board or the Committee. Any Participating Company may, by appropriate action of its board of directors, terminate its participation in the Plan. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder.

     4. Eligibility. All employees, other than officers, of the Company and the Participating Companies who have been employed by the Company or any Participating Company (including any predecessor company) for at least six (6) months (including any authorized leave of absence meeting the requirements of Treasury Regulation ss. 1.421-7(h)(2)) as of the applicable date of grant (defined below) and who are customarily employed at least 20 hours per week and at least five (5) months per year shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code) ("Eligible Employee").

     5. Stock Subject To the Plan. Subject to the provisions of paragraph 12 (relating to adjustment upon changes in stock), the aggregate number of shares of the authorized common stock, par value $.01 per share, of the Company (the "Stock") which may be sold pursuant to options granted under the Plan shall not exceed the original number of shares authorized under the Plan (750,000) less the total number of shares sold under the Plan from the adoption of the Plan through the effective date of this amendment and restatement of the Plan. Such shares may be unissued shares, reacquired shares, or shares bought on the market for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

     6.  Grant of Options.

             (a) General Statement; "Date of Grant;" "Option Period;" "Date Of Exercise." Upon the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to all Eligible Employees to purchase shares of Stock. Except as otherwise determined by the Committee, these options shall be granted on January 1, 2008, and, thereafter, on the first day of January of each subsequent year (each of which dates is herein referred to as a "date of grant"). The term of each option granted shall be for a period of eight (8) months beginning on date of grant and ending on August 31 (each such 8-month period is herein referred to as an "option period"). The last day of each option period is herein referred to as a "date of exercise." The number of shares subject to each option shall be the quotient of the sum of the payroll deductions withheld on behalf of each Participant in accordance with subparagraph 6(b), the payments made by such Participant pursuant to subparagraph 6(f) during the option period and any amount carried forward from the preceding option period pursuant to subparagraph 7(a), divided by the "option price" (defined in subparagraph 7(b) of the Stock, excluding all fractions; provided, however, that the maximum number of shares that may be subject to any option may not exceed one thousand (1000) (subject to adjustment as provided in paragraph 12).

             (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subparagraph 6(f), an Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 6(g), each Eligible Employee who elects to participate in the Plan (each such participating Eligible Employee being a "Participant") shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization on a form prepared by the Committee whereby he gives notice of his election to participate in the Plan as of the next following date of grant, and whereby he designates an integral percentage or specific amount of his "eligible compensation" (as defined in subparagraph 6(d)) to be deducted from his compensation for each pay period and credited to a book entry account established in his name. The designated percentage or specific amount may not result in a deduction during any payroll period of an amount less than $20.00. The designated percentage or specific amount may not exceed either of the following: (i) 15% of the amount of eligible compensation from which the deduction is made; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in subparagraph 6(e).

             (c) Changes in Payroll Authorization. Except as provided in subparagraph 8(a), the payroll deduction authorization referred to in subparagraph 6(b) may not be changed during the option period.

             (d) "Eligible Compensation" Defined. The term "eligible compensation" means the gross (before taxes are withheld) total of all wages, salaries, commissions and bonuses received during the option period, except that such term shall include elective contributions made on an employee's behalf by the Company or a Participating Company that are not includable in income under Section 125 or Section 402(e)(3) of the Code. Notwithstanding the foregoing, "eligible compensation" shall not include (i) employer contributions to or payments from any deferred compensation program, whether such program is qualified under
         Section 401(a) of the Code (other than amounts considered as employer contributions under Section 402(e)(3) of the Code) or nonqualified,
         (ii) amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code, (iii) amounts realized at the time property described in
         Section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture, (iv) amounts realized as a result of an election described in Section 83(b) of the Code, and (v) any amount realized as a result of a disqualifying disposition within the meaning of Section 421(a) of the Code.

             (e) $25,000 Limitation. No Eligible Employee shall be granted an option under the Plan to the extent such grant would permit him to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of the Fair Market Value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code).

             (f) Leaves of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation ss. 1.421-7(h)(2), a Participant's elected payroll deductions shall continue. If a Participant takes an unpaid leave of absence that is approved by the Company or a Participating Company and meets the requirements of Treasury Regulation ss. 1.421-7(h)(2), then such Participant may continue participation in the Plan by cash payments to the Company on his normal pay days equal to the reduction in his payroll deductions caused by his leave. If a Participant on such leave fails to make such payments, or if a Participant takes a leave of absence that is not described in the preceding provisions of this subparagraph 6(f), then the Committee shall determine whether the Participant shall be considered to have withdrawn from the Plan pursuant to the provisions of paragraph 8 hereof or whether the Participant's payroll deductions shall remain subject to the Plan and used to exercise options on the next following date of exercise.

             (g) Continuing Election. Unless a Participant is notified to the contrary, a Participant (i) who has elected to participate in the Plan pursuant to subparagraph 6(b) as of a date of grant and (ii) who takes no action to change or revoke such election as of the next following date of grant and/or as of any subsequent date of grant prior to any such respective date of grant, shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent date(s) of grant as was in effect for the date of grant for which he made such election to participate. A Participant who wants to discontinue participation in the Plan for a subsequent option period shall deliver to the Company a notice of withdrawal pursuant to paragraph 8, at least thirty (30) days prior to the beginning of the option period.

     7.  Exercise of Options.

             (a) General Statement. Each Eligible Employee who is a Participant in the Plan, automatically and without any act on his part, shall be deemed to have exercised his option on each date of exercise to the extent that the cash balance then in his account under the Plan is sufficient to purchase at the "option price" (as defined in subparagraph 7(b)) whole shares of Stock. Any balance remaining in his account after payment of the purchase price of those whole shares may, at the discretion of the Company, either be refunded to him as soon as practicable after each date of exercise, or carried forward and used towards the purchase of whole shares in the next following option period.

             (b) "Option Price" Defined. The option price per share of Stock to be paid by each Eligible Employee on each exercise of his option shall be an amount equal to the lesser of 85% of the Fair Market Value of the

         Stock on the date of exercise or on the date of grant. For all purposes under the Plan, the "Fair Market Value" of a share of Stock means, for a particular day:

                     (i) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

                     (ii) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

                     (iii) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph
               (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

                     (iv) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                     (v)  If  shares of  Stock of  the same  class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph
               (iii) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs
               (i), (ii) or (iii).

             (c) Delivery of Stock. As soon as practicable after each date of exercise, the Company shall deposit into each Participant's brokerage account maintained for the purposes of holding Stock under this Plan and other employee benefit plans of the Company, the number of whole shares of Stock purchased by such Participant upon exercise of his or her options granted hereunder. Except as provided in the immediately following sentence, shares of Stock purchased upon exercise of options granted hereunder shall be uncertificated and evidenced by book entry into the brokerage accounts described above. Upon written request made by any Participant to the Company, the Company shall arrange, as soon as practicable after receipt of any such request, to deliver to such

         Participant a certificate representing any or all such uncertificated shares of Stock. In the event the Company is required to obtain from any commission or agency authority to issue any shares of Stock hereunder, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any shares of Stock shall relieve the Company from liability to any Participant in the Plan except to return to the Participant the amount of the balance in the Participant's account. The Company may cause any Stock certificates issued in connection with the exercise of options under the Plan to bear such legend or legends, and the Company may take such other actions, as it deems appropriate in order to reflect the provisions of this subparagraph 7(c) and to assure compliance with applicable securities laws. Neither the Company nor the Committee shall have any liability with respect to a delay in the delivery of Stock or a certificate pursuant to this subparagraph 7(c).

     8.  Withdrawal from the Plan.

             (a) General Statement. Any Participant may withdraw in whole from the Plan at any time prior to 30 days before the exercise date relating to a particular option period. Partial withdrawals shall not be permitted. A Participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal on a form prepared by the Committee. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the Participant the amount of the cash balance in his account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

             (b) Eligibility Following Withdrawal. A Participant who withdraws from the Plan shall not be eligible to participate in the Plan during the then current option period (if any), but shall be eligible to participate again in the Plan in a subsequent option period (provided that he is otherwise an Eligible Employee at such time).

     9. Termination of Employment. If the employment of a Participant terminates for any reason whatsoever, his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall refund to him the amount of the cash balance in his account under the Plan, and thereupon his interest in unexercised options under the Plan shall terminate.

     10. Restriction Upon Assignment of Option. An option granted under the Plan shall not be pledged, assigned or transferred otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, only by the Participant to whom granted during such Participant's lifetime. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant of his option or of any rights under his option, and any such attempt may be treated by the Company as an election to withdraw from the Plan the notice for which has been delivered to the Company.

     11. No Rights of Stockholder Until Stock Issued. With respect to shares of Stock subject to an option, a Participant shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder, until, (a) shares of Stock are deposited into his brokerage account, as described in subparagraph 7(c) hereof, or (b) a certificate for shares of Stock is issued on his behalf, whichever occurs first."

     12. Adjustments Upon Changes in Stock.

             (a)  Adjustments Upon  Changes in Capitalization.  In the event  of any change in the number or kind of outstanding shares of Stock subject to options hereunder effected without receipt of consideration therefor by the Company, by reason of a stock dividend, stock split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, an appropriate and proportionate adjustment shall be made in the number or kind of shares as to which options are or may be granted hereunder. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in the outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment, if appropriate, in the price for each share of Stock covered by the option. In the event of a dispute concerning such adjustment, the decision of the Committee shall be conclusive. The number of shares subject to any option granted hereunder shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant to this Section 12(a).

             (b) Adjustments Upon Change of Control. Further, in the event of a Change of Control (as defined below) of the Company, the Committee shall, at its option,(i) substitute for the shares of the Company subject to the unexercised portions of such outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the stockholders of the Company with respect to the same class of shares of the Company (or, as appropriate, in the case of an acquisition of the Company by another corporation, substitute the shares of the acquiring corporation for the shares of the Company); or
         (ii) cancel all such options as of the effective date of any such transaction by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the holders thereof to exercise of all such outstanding options, without regard to any other provisions of the Plan, during the 30-day period immediately preceding such effective date; or (iii) allow the options granted under the Plan to remain outstanding without any modifications or amendments.

             (c) Change of Control Defined. For purposes of subparagraph 12(b) of the Plan, a "Change of Control" means an event that constitutes a "change in control" as defined in the Company's 2006 Long-Term Incentive Plan, as subsequently amended from time to time; or if any successor or subsequent equity incentive plan is adopted by the Company, "Change in Control" means an event that constitutes a "change in control" under such successor or subsequent plan, as amended from time to time; provided, however, that any amendment to such definition or definition in a successor or subsequent plan shall not be applied in determining the definition of Change in Control under this Plan, with respect to any rights applicable to the option period during which the revision to the definition occurs, unless such amended or alternate definition operates at least as favorably to the affected Participant in all relevant respects as the definition of Change in Control prior to such amendment.

     13. Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his account under the Plan.

     14. Term of the Plan. This amended and restated version of the Plan shall be effective as of September 1, 2007. If not sooner terminated under the provisions of paragraph 15, the Plan shall terminate upon and no further options shall be granted after December 31, 2017.

     15. Amendment or Termination of the Plan. The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant; and provided, further, that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of individuals eligible to receive options under the Plan, extend the term of the Plan, cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

     16. Securities Laws. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of


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1933, as amended, and such other state and federal laws, rules or regulations as the  Company or the  Committee  deems  applicable  and,  in the opinion of legal
counsel  for  the  Company,   there  is  no  exemption  from  the   registration
requirements of such laws, rules or regulations available for the issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policy or policies, if any, concerning compliance with securities laws and regulations, as the same may be amended from time to time.

     17. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.


         EXECUTED this _____ day of ______________, 2007.

                              PIONEER NATURAL RESOURCES COMPANY

                              By:  _______________________________________
                                   Mark Berg
                                   Executive Vice President and General Counsel


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